Exhibit 10.1

CLASE a.a OM6783927 ALFREDO SUAREZ D I AZ Sworn Translator - Interpreter No. 5408 Spanish Ministry of Foreign Affairs Tel. (+34) 606158282 traductoralfredo@gmail . com [Sworn translation of a Spanish document} [Notary Seal and stamp] MORTGAGE LOAN BETWEEN SOCIEDAD REGIONAL DE PROMOCION DEL PRINCIPADO DE ASTURIAS , S.A. AND SPECIALIZED TECHNOLOGY RESOURCES ESPANA , S . A. NUMBER 575 In Lugones, Council of Siero, my residence , on 13 th March 2019 Before me , INMACULADA PABLOS ALONSO, Notary of the Illustrious Notary Association of Asturias. APPEARING Mrs EVA PANDO IGLESIAS, of full legal age , Spanish nationality , married, business address in Llanera , Parque Tecnol6gico de Asturias, ID Card No. 11.077.480 - J. AND Mr DAVID GOMEZ ESPINA , of full legal age, Spanish nationality, temporary business address in Llanera, Parque Tecnol6gico de Asturias, ID Card No. 11.429 . 252 - T ACTING Mrs EVA PANDO IGLESIAS in her capacity as Managing Director of SOCIEDAD REGIONAL DE PROMOCION DEL PRINCIPADO DE ASTURIAS, SOCIEDAD ANONIMA (hereinafter, " SRP'', or " L ender" or "Mortgage Creditor " ), a Spanish public limited company, registered address in Llanera (Asturias, Spain), at Parque Tecnol 6 gico de Asturias ; registered at the legal entity registry of the Ministry of Economic Affairs and Finance . ID Tax No . A - 33055138 ; incorporated for indefinite time pursuant to deed granted in Oviedo on 23 rd March 1984 before the notary of this city Mr Jose Antonio Caicoya Cores . Its articles of as s ociation have been adapted to the legislation in force by means of a nota r ized deed of Corporate Resolutions and Articles of Associa tion , granted in Oviedo on 25 th July 1991 , before the notary of such city Mrs Marfa de las Nieves Diaz Garcia, record No . 1 . 354 , which was registered at the Commercial Registry of Asturias volume 1 . 127 , sheet 40, page No. AS - 2.188 . Its corporate purpose defined as follows : a) . - To promote investments in the region by participating in the capital of companies to be set up o r already existent. b) . - To raise external resources and channel these two companies participated by this entity, as well as to arrange any type of credits and negotiate loans. c) . - To grant loans and guarantees to companies , especially those participated . d) . - To provide services to companies, either directly or by promoting and participating in service companies. e). - To research and develop infrastructures and equipment to make it possible for Asturias to design better proposals, when implementing business projects for its own benefit . Its collaboration shall be by means of the necessary agreements or arrangements with local , regional or state administration , reg i onal bodies and any type of incorporated companies . f) . - To have background documentation available : an i nventory of natural resources, means of commercialization , ex i stent and available industrial land, labour force features and any other interesting data for those investing in the region . g) . - The National and International dissemination of Asturias and its companies, for the purposes of attracting bus i ness investments to the regional and to promote penetrating new markets , either directly or by means of outsourcing the necessary services to reach such objective . h) . - To inform about the benefits and advantages the administration currently offers to promote investments in the region and to rank projects according to the official subsidies, as well as to encourage the attendance to national and international fairs . [End of page 1 / 15 of this sworn translation 19C02] ALFREDO SUAREZ DIAZ Traductor - lnterprete Jurado . de INGLES N ƒ 5408 .

ALFREDO SUAREZ DIAZ Sworn Translator - Interpreter No. 5408 Spanish Ministry of Foreign Affairs Tel. (+34) 606158282 traductoralfredo@gmail.com · y (Sworn translation of a Spanish document] i) . - To promote, hire and/or participate in research and studies directed to encouraging the viability and improvement of regional companies and economic sectors, as well as in advisory studies to promote and develop a more competitive business sector in the region . j) . - To collaborate in the technological development of regional business (the Principality of Asturias) by means of direct activities or those agreed with agents involved in this activity . k) . - To carry out as many dissemination activities as necessary in order to boost the economic development by means of courses, lectures, seminars and any other training deemed necessary . 1 ) . - To carry out as many activities either directly or indirectly related to the aforementioned ones, as required for the purposes of developing the industrial and services sectors of the region . The appearing party states that the CNAE code (National Classification of Economic Activities) of the main activity of the Entity is 8299 . - Other supporting activities to companies (not included in other parts) . Likewise, according to article 4 of Law 10 / 2010 , of 28 th April on Money Laundering prevention and Terrorism Funding and the authorizing notary obligations , the appearing party states that SRP is exempted from this obligation given its being mostly participated by public entities . Its powers come from a notarized deed of corporate resolutions dated on 30th October 2015 granted by the Notary of Siero, Mrs . lnmaculada Pablos Alonso, with record No . 2 . 201 pursuant to which she was appointed as Managing Director of SRP . She is likewise especially empowered to this act by means of an agreement reached by the Board of Directors of SRP at a meeting dated on 15 th February 2019 , whose original certificate is attached to this deed as ANNEX I and was issued by Mr Jose Maria Munoz Paredes, as Secretary of the Board of Directors and approved by the Chair Mrs Eva Pando Iglesias . I recognize and regard both signatures as legal . The appearing party affirms that the entity it represents does exist, that its legal capacity has not changed and that the powers of attorney she is using are fully in force . For all this, I, the Notary, consider that the appearing party has sufficient powers to grant a mortgage loan deed . Mr DAVID GOMEZ ESPINA in his capacity of legal representative , on behalf of the Company SPECIALIZED TECHNOLOGY RESOURCES ESPANA, S . A (hereinafter "STRE" or "'Borrower" or "Mortgagor") address in Llanera, Asturias, Spain, ID Card No . A - 74037136 , incorporated for an indefinite time pursuant to a deed granted before the Notary of Madid Mr . Jose Luis Martinez - Gil Vich on 12 th March 2002 with record No . 1036 , registered at the Commercial Registry of Asturias Volume 2967 , Sheet 1 Page AS - 26641 , registration 1 st . Its corporate purpose being "the participation in the manufacturing and engineering of special materials, mainly polymers and derivatives, as well as the provision of the necessary technical assistance to support the products and markets it is addressing to . One of the company's core activities, while not excluding others, is the manufacturing of encapsulant products for the solar power industry . " The appearing party states that the CNAE code (National Classification of Economic Activities) of the main activity of the Company is 2229 . Likewise, according to article 4 of Law 10/2010, of 28th April on Money Laundering prevention and Terrorism Funding and on the authorizing notary obligations, the appearing party states that the actual ownership of SRTE is stated in a Minutes authenticated on 4 th April 2011 by the Notary Llanera, Mr Luis Mazorra Ruescas, record No . 246 . The representative states, under his responsibility, that such ownership has not been altered until the current date . His powers come from a deed of special powers of attorney granted by such entity before the Notary of Llanera, Mr Luis Mazorra Ruescas on 7 th March 2019 , record No . 108 , an authenticated copy of which I have before me . Likewise , STRE sole shareholder has approved the granting of the transaction which is the subject of this deed for the purposes of art . 160 f) of Company Capital Act a copy of the deed including such certificate is attached as ANNEX II . · . : rhe app $ . aring party affirms that the entity he represents does exist, that neither its legal capacity has changed · · nor, · ; J he circumst nces that caused the name, legal structure, purpose and registered offices pursuant to the duly ,deposited document that proves such . The appearing party also affirms that the powers [End of page 2 / 15 of this sworn translation 19C02]

CLAS E 8. 3 OM6783928 ALFREDO SUAREZ DIAZ Sworn Tran s lator - Interpreter No. 5408 Spanish Ministry of Foreign Affairs Tel. (+34) 606158282 traductoralfredo@gmaiI . com [Sworn translation of a Spanish document] of attorney he is using are fully in force and I, the Notary, consider he has sufficient powers to grant this mortgage loan deed on behalf of the entity he represents . I identify the appearing parties by the aforementioned ID Cards and in the capacity in which they act, they mutually acknowledge their sufficient legal capacity to grant this MORTGAGE LOAN CONTRACT (hereinafter the "Contract" or the "Loan"), therefore GRANT ONE. - THE LOAN. That SRP, represented in this act by Mrs . Eva Pando Iglesias, grants the entity STRE which, represented herein by Mr . David Gomez Espina , ACCEPTS a loan in favour of the latter for an amount of TWO MILLION EURO (€ 2 , 000 , 000 ) . Such amount is handed in this act by means of a cheque in the name of the bearer drawn on the bank account IBAN code ES 02 0081 5714 50 000159 9768 , at the entity Banco Sabadell held by SRP . The cheque issued in the name of the Borrower is produced to me and I, at the request of the parties, make a photocopy, an exact picture of the original, which I notarize together with this deed and attach as ANNEX Ill . TWO. - PURPOSE This Loan is granted to the Borrower for the exclusive purpose of the acquisition of a two - layer plastic production line (a 9 - layer barrier film) and to the refurbishment of its current facilities for such activity (hereinafter, the " Project"), all this pursuant to the terms and conditions stated in the project presented to SRP by STRE . Therefore, the Borrower undertakes to exclusively devote the amount of the Loan to such purpose, which was the one included in this loan application sent to the Lender by STRE . THREE . - TERM. Without prejudice to the potential early maturity of the loan, the Loan is granted for a period which will finish on 31 st December 2025 (the " Maturity Date") . This contract shall be automatically terminated by the lapse of the agreed time, without the need of giving notice by either party , therefore no tacit extension shall be possible . On the Maturity Date, the Borrower shall have paid off all the amounts owed to SRP to the Lender for any concept pursuant to this Contract. FOUR. - REPAYMENT OF THE PRINCIPAL. The loanhaII b e repa1'd foIIowin g the amoun s anddta es stat e dbelow: - - DATES AMOUNTS(€) 31/03/2021 100,000 30/06/2021 100 , 000 30/09/2021 100 , 000 31/12/2021 100,000 31/03/2022 100,000 30/06/2022 100,000 30/09/2022 100,000 31/12/2022 100,000 31/03/2023 100,000 30/06/2023 100,000 30/09/2023 100,000 AL.r l' :: oo SUAREZ DIAZ Traductor - lnterprete Jurado de INGLE. m S N ƒ 5408 [End of page 3 / 15 of this sworn translation 19C02J ' f

ALFREDO SUAREZ DIAZ Sworn Translator - Interpreter No. 5408 Spanish Ministry of Foreign Affairs Tel. (+34) 606158282 traductoralfredo@gmail.com [Sworn translation of a Spanish document] 31/12/2023 100,000 31/03/2024 100,000 30/06/2024 100,000 30/09/2024 100,000 31/12/2024 100 , 000 31/03/2025 100,000 30/06/2025 100 , 000 30/09/2025 100,000 31/12/2025 100,000 FIVE. - INTERESTS. 1. Determination. This loan shall accrue the following interests : 1) During the First and Second years, an interest rate equivalent to the one - year EURIBOR, or the one that replaces it, plus two hundred (200) basic points ( 2% ) . 2) During the third year, an interest rate equivalent to the one - year EURIBOR, or the one that replaces it , plus three hundred (300) basic points (3%) . 3) During the fourth year, an interest rate equivalent to the one - year EURIBOR, or the one that replaces it, plus four hundred (400) basic points ( 4% ) . 4) During the fifth year and until the maturity date, an interest rate equivalent to the one - year EURIBOR , or the one that replaces it, plus five hundred (500) basic points ( 5% ) . The aforementioned EURIBOR is defined as the proposed interest rate for interbank deposits in Euros , offered by an entity with the highest creditworthiness to another one with the same creditworthiness or rating, as calculated and announced by the European Banking Federation at eleven o ' clockin the morning (Brussels time) to be applied to twelve - month forward transitions . Such rate refers to the previous working day and is fixed on a daily basis and published in the " Telerate Network" and the "Reuter Network" Euribor Screen . In case such rate was negative, it would be considered zero rate . The first EURIBOR to be applied shall be the one corresponding to the day of the granting of this deed . Following annually - based revisions shall refer to the one - year EURIBOR, or its replacement, corresponding to the same date of each respective period, or , failing that, on the immediate prior working day . 5.2 Interest calculation and p a y men t . Interest will be daily accrued on the principal outstanding loan balance, which will be settled and repaid on due calendar quarters, on 31 st March, 30 th June, 30 th September and 31 st December each year . Nevertheless , the first period shall last from the granting of this deed until 31 st March 2019 . Both parties agree to refer to the calendar year for interest calculation. SIX . - DEFAULT. Without prejudice to the capacity of the Lender to cause the entire loan balance to become due immediately , the due outstanding amounts, either capital or interests and fees , shall accrue a TEN per cent ( 10% ) annual interest as default from the day following that where the failure to pay had taken place to the day where the payment is duly made . All this without the need of a prior court or out - of - court injunction by the Lender . Default interest shall be daily accrued on the total outstanding amount and paid on the same dates as the aforementioned remuneratory interests . : SEV EN. - EARLY REPAYMENT. The Borrower may early repay the Loan without causing any type of penalty on its account. For - , ... . ., - . .. , ... · · , "' .. . .; ( 1 J ••· , ·• .. . , - l .,. . · - · . , ·! . . . . : \ - ! · . • . [End of page 4 / 15 of this sworn translation 19C02] , : · ·: : . ; ) . i . : . . ' . - ... : ; - .· ! - '. - ""· - ;"" - "': - - · ·

TIMBRE DEL ESTADO

0,03 EUROS
TRES CÉNTIMOS DE EURO

0M6783929

CLASE 8.ª

ALFREDO SUÁREZ DÍAZ
Sworn Translator-Interpreter No. 5408
Spanish Ministry of Foreign Affairs
Tel. (+34) 606158282
traductoralfredo@gmail.com

[Sworn translation of a Spanish document]

such purpose, the Borrower shall give the Lender a duly notice of at least fifteen (15) days. For this purpose, in case the Borrower shall proceed to submit such notification, the loan shall be regarded as cash credit, due and payable.

Early repayments subject to be made by the Public Limited Company may be for the total outstanding loan amount or for the parts of which the Borrower may consider appropriate.

Capital payments on account –early amortizations- shall be applicable to the repayments of the maturities referred to in section four above which are further away in time.

EIGHT.- PLACE OF PAYMENT.

All the amounts the Borrower has to pay, pursuant to this contract, shall be deposited in a bank account held by the Lender at the branch office of the bank LIBERBANK located in Oviedo (Asturias, Spain), in Plaza de la Escandalera No. 2 IBAN code ES76 2048 0000 28 34 00064170. Any modification will have to be notified to the Borrower within a period of ten (10) days before the date where the same will have to deposit the amount.

NINE.- STRE REPRESENTATIONS AND WARRANTIES.

STRE represents and warrants to SRP that:

a) All the information, and particularly that of financial nature, provided to SRP is correct and presents a true and fair view of STRE. There are no facts or omissions that lessen such information.

Likewise, STRE, through its legal representative, states that STRE sole shareholder has approved to take out a loan mortgage according to art. 160 f) of Capital Company Act, which is proved by supplying the Sole Shareholder minutes book record certificate to be attached to this deed as ANNEX II.

b) Balance Sheet and Profit and Loss account closed on 31st December 2018, attached to this deed as **ANNEX IV**, have been made according to the accounting principles and practices widely accepted in Spain, thus presenting a fair view of the company's equity, financial situation and results. No material adverse change has taken place in relation to the situation presented in the aforementioned documents up now.

c) The Borrower is not in a situation of default and neither the granting of this deed nor the related guarantees are considered a breach of, **(i)** any contract in which it is a party, and particularly, any financing agreements in force, or **(ii)** any binding obligation for any item that may affect its current equity unfavourably.

d) There are currently no litigations, lawsuits, arbitrations or proceedings of any type, either started or whose beginning had been communicated to the Borrower, that may affect its equity, its capacity to comply with its obligations and proceedings pursuant to this contract or which may question the validity or enforceability of such.

For such purposes, a transcription of the final Judgement issued by the First Instance Courthouse No. 8 of Oviedo following ordinary proceedings 642/2016 that dismisses actions against the Borrower and its sole shareholder is attached herein as **ANNEX V**.

e) That the Sole Shareholder of the Borrower has undertaken to provide *"the means and the measures deemed necessary to be implemented for the loan transaction to be successful and, particularly, it undertakes to provide STRE with the resources and the additional financial resources as required to guarantee the continuity of the Project, beyond its initial contribution of two million seven hundred thousand Euro (€ 2,700,000).*

For such purposes, the comfort letter granted by STRE sole shareholder stating all the agreements in relation to this Loan is attached to this deed as **ANNEX VI.**

The representations and warranties made by the Borrower herein are understood to be in force as long as this owes any amount as per this deed of Loan.

TEN.- BORROWER OBLIGATIONS.

As long as this loan remains, wholly or partly, in force the Borrower shall be bound:

[End of page 5 / 15 of this sworn translation 19C02]

ALFREDO SUÁREZ DÍAZ
Traductor - Intérprete Jurado
de INGLÉS
Nº 5408

ALFREDO SUÁREZ DÍAZ
Sworn Translator-Interpreter No. 5408
Spanish Ministry of Foreign Affairs
Tel. (+34) 606158282
traductoralfredo@gmail.com

[Sworn translation of a Spanish document]

a) To exclusively use this loan amount to finance the Project stated as the objective in its application and which is referred to in section two herein.

b) To send a draft of the balance sheet, the profit and loss account, investments and cash-flow to the Lender before the beginning of the fiscal year they refer to.

c) Within the three months following the corresponding quarter, to send the Lender the accumulated version of the following: the Balance Sheet, the Profit and Loss account, the amounts and balances, cash-flow forecast, list of related transactions, staff headcount, subsidy status (if any), the level of business plan compliance and the financial forecasts stated as objective in the application, expressly indicating any discrepancy of such.

d) Within the first six months of each fiscal year, to send the Lender an audit of the annual accounts carried out by an independent natural or legal person appointed by the Borrower, even if the entity is not bound to legally check its accounts.

e) To punctually send SRP all the general information and documentation as requested that justify company's activity and its economic-financial situation.

f) –Within the twenty days following its approval, to send the Lender a copy of the certificates of the agreements reached at the Shareholders' general meetings or by the sole shareholder and, in each case, by the Board of Directors.

g) Not to proceed to give dividends to the Shareholders, to distribute amounts among the same on account of benefits or voluntary to reimburse the voluntary reserves, nor to refund shareholders any contribution, loan or financing carried out by them up to this date without the prior, expressed and written consent of the Lender.

h) Not to approve any modification of the corporate purpose, the structure of the governing body and the year-end date, the merger, transformation or spin-off of the company, without the prior, expressed and written consent of the Lender.

i) Not to materially vary the current share capital composition without the prior, expressed and written consent of the Lender- A material share capital variation occurs when the situation stated in h) of section eleventh herein takes place.

j) To notify SRP the beginning of any litigation, lawsuit, arbitration or proceeding of any type the company may know, which can affect its equity.

k) Not to grant deposits, bank guarantees or other, either financial or secured, in favour of third parties, without SRP expressed authorisation.

l) No to mortgage or pledge its property, personal or real, without SRP expressed authorisation.

m).- Not to sell, dispose or encumber in any way the goods purchased for the project financed by the Loan granted or goods involved in the project in any way. Not to perform any act of disposal of intellectual and/or industrial rights derived from or linked to the project, without SRP expressed authorisation.

n) To keep the business address in the Principality of Asturias.

ELEVEN.- EARLY MATURITY.

Notwithstanding the term agreed, the Lender may cause the entire loan balance to become due immediately for all legal purposes, and, therefore, may ask for a total repayment of the outstanding principal plus its interests and expenses in the following cases:

a).- When the Borrower fails to comply with its obligation of paying the interests and/or repayments of the principal, in time and manner as agreed herein.

b).- Whenever it can be proved forgery in the Borrowers' data or documentation provided on which this Loan is granted or its force.

c).- When the Borrower uses, wholly or partly, the amount of the loan for purposes other than those for which the loan is granted. The Borrower must justify the use of such for the purposes and aims for which it was requested any time as stated in section two.

d).- When the Borrower does not continue with the business or operation for which the Loan was

[End of page 6 / 15 of this sworn translation 19C02]

CLAS E 8 . 3 OM6783930 ALFREDO SUAREZ DIAZ Sworn Translator - Interpreter No . 5408 Spanish Ministry of Foreign Affairs Tel. (+34) 606158282 traductoralfredo@gmail . com [Sworn translation of a Spanish document] granted or when the Borrower sells the business or operation to third parties without the prior, expressed and written authorisation of the Lender. fil. - When the Borrower sells, one or more times, its property, intangible, tangible or modifies its corporate purpose, its activity or legal status, so that it negatively influences its solvency, without SRP expressed authorisation. fL.: When company goods or assets are seized or executed or if its solvency clearly decreases for any other reason . 91. - If after this Loan notarisation date, it is proved the existence of losses which , once applied, could cause the Borrower's equity to be under 50% of its share capital, except if alternative legal actions are taken pursuant to the Company Capital Act to regularize the company ' s financial position. h} . - When the sole shareholder's (SPECIALIZED TECHNOLOGY RESOURCES INC) share in the Borrowers capital is reduced, either directly or indirectly, without SRP expressed authorisation in writing . .U - - When the Borrower fails to comply with any obligation pursuant to this contract , even the accessory ones . ll -- When the Borrower distributes benefits among shareholders or gives them amounts on account of the benefits or reimburses the voluntary reserves or refunds shareholders' contributions, loans or any other type of financing made by them until this date, without the prior, expressed and written authorisation of the Lender .. ). - If the Borrower meant to agree on the company ' s liquidation, merger, transfonTiation or spin - off, the modification of its current corporate purpose , the structure of its governing body or the year - end date without the prior, expressed and written authorisation of the Lender. !l - - If it were proved the lack of veracity of the Representations and Warranties expressed by the Borrower stated in section nine herein . fil1. - If it were proved Borrower's failure to comply with any obligation pursuant to Section Ten herein. ! 1 ) If the Borrower carried out any related transaction which were not remunerated at market prices . For these purposes, related transactions shall be the ones stated in article 18 of Corporation Tax Law 27 / 2014 , of 27 th November, or any regulation that may replace it any time . .fi) Failure to register this mortgage pursuant to this deed . Notwithstanding the foregoing, the parties agree to grant a period of fifteen calendar days to correct any fact stated above . Had this period lasted and had not the corrections been made, the loan could be declared due . TWELVE. - MORTGAGE 12.1 MORTGAGE GRANTING Without prejudice to the personal and unlimited liability of the Borrower and of any other guarantees gra_nted pursuant to this Loan, the Lender grants a mort 9 age to SOCIEDAD REGIONAL DE PROMOCION DEL PRINCIPADO DE ASTURIAS, SOCIEDAD ANONIMA, which a c cepts it , on the property describe below , in order to comply with the obligations pursuant to this deed and in response to the repayment of (i) the Loan (€ 2 , 000 , 000 ) , in the agreed time and manner and, besides, ( i i) of the remunatory interests of four years at a three point seventy - one percent ( 3 . 71% ) rate (€ 296 , 800 ) ; (iii) of a year's default interests as stated in section Six, at nominal annual rate of 10% (€ 200 , 000 ) ; (iv) of legal costs being the liability limited by mortgage to a maximum amount equal to 20 % of the Loan (€ 400 , 000 ) (hereinafter, the "Secured Obligations " ) . Maximum liability by mortgage is a total of TWO MILLION EIGHT HUNDRED AND NIN E TY:SIX THOUSAND EIGHT HUNDRED EUROS (€2,896,800). [End of page 7 / 15 of this sworn translation 19C02] ALFREDO SUAREZ DIAZ Traductor - lnterprete Jurado de ll'JC3L E 1 N ƒ 5408 ' -

ALFREDO SUAREZ DIAZ Sworn Translator - Interpreter No. 5408 Spanish Ministry of Foreign Affairs Tel. (+34) 606158282 traductoralfredo@gmail.com (Sworn translation of a Spanish document] DESCRIPTION OF THE ESTATE TO BE MORTGAGED: The estate (hereinafter, the "E state " ) to be mortgaged herein is Register Property No . 25 . 846 (Unique Registration Number 33028000394835 ) registered at the Property Registry number 2 of Oviedo, volume 2876 , book 362 , sheet 211 as described below : Urban . Plot number twenty - seven - thirty - seven, grouped at Parque Tecnol 6 gico de Asturias, in Silvota , Llanera council, Asturias , Spain, having an area of twenty seven thousand forty eight square metres . Boundaries : North - East, a green service area that separates it from Secundaria 3 street ; South East, a green service area that separates it from Anillo 2 street where there is the entrance ; South - West , a green service area that separates it from Secundaria 1 street : and North - West , a green service area that separates it from terc i alia street where the r e is an entrance too . It holds a participation quota of nine and three hundredths per cent for maintenance purposes, urbanization works , and Parque Tecnol 6 gico de Asturias general serv i ce facilities . The following has been building in the estate: an industrial building that takes a built - up area of four thousand five hundred and seventy five square metres and a total built - up area of five thousand three hundred and fifty square metres, developed into one shop - floor and two office floors . It is surrounded by the plot where it is located, which is devoted to parking spaces and green areas . Cadastral reference : According to the descriptive and graphic certification prov i ded by STRE that I attach hereto as ANNEX VII, the estate has the following cadastral reference : 1717301 TP 7111 N 0001 EY Title : A deed of Purchase - sale granted before the Notary of Posada de Llanera , Mr . Jose Alfonso Garcia Alvarez, on 30 th January 2008 , with record No . 71 . Registration : Register Property No . 25 . 846 (Unique Registration Number 33028000394835 ) registered at the Property Registry number 2 of Oviedo, volume 2876 , book 362 , sheet 211 . Rental Status : Free of lessees and lessors , according to the mortgagor . Encumbrances : A pre - emptive right and right of first refusal as well as a condition subsequent in favour of the Principality of Asturias are registered . The section encumbrances also states the rights and obligations of the parent company . The mortgagor hereby undertakes to make the necessary arrangements before those entities deem appropriate to cancel the pre - emptive right and right of first refusa , l as well as the condition subsequent stated above as such encumbrances no longer exist . I, the Notary pursuant to art . 175 . 1 of the Notary Regulations in force , have requested and obtained information from the Property Registry number 2 of Oviedo , about the description of the estate which i s the objective of the deed, its ownership and encumbrances . The information prov i ded by the Registry says that the estate is registered in the name of the mortgagor and that is free of encumbrances, and forms an integral part of this instrument, INDIVISIBLE NATURE OF THE MORTGAGE. TERM The mortgage has an indivisible nature, so that the Mortgagor could only mean to discharge the Mortgage once all the Secured Obligations have been fully cancelled or repaid . MORTGAGE EXTENSION The Mortgage can be extended pursuant to arts . 334 of the Civil Code and 109 and 110 of the Mortgage Law and to the profits, rents and properties referred to in art . 111 of the same and to the works and improvements in progress or the be carried out in the future in the mortgaged estates, including new b 1 , 1 ildings, except for those cases financed by a third - party possessor , pursuant to article 112 of the Mortgage Law, as well as, in general, to what is attached or accessory to the mortgaged estates, material , - - - ... . - · · - ·· · · · · · · - - · . . . .. . . . . - . . . ..... ' . r_ , - . . · \ · . z f : : l · ; . [End of page 8 / 15 of this sworn translation 19C02]

TIMBRE DEL ESTADO
0,03 EUROS
TRES CÉNTIMOS DE EURO
CLASE 8.ª
0M6783931

ALFREDO SUÁREZ DÍAZ
Sworn Translator-Interpreter No. 5408
Spanish Ministry of Foreign Affairs
Tel. (+34) 606158282
traductoralfredo@gmail.com

[Sworn translation of a Spanish document]

or legally speaking.

MORTGAGOR ESTATE-RELATED LIABILITIES

As long as the Loan is not paid off, the Mortgagor is liable to:

A) Maintain the mortgaged Estate under this deed as a diligent family man, by carrying out the necessary maintenance works and repairs for the estate to keep its value. Likewise, and within a month, the mortgagor undertakes to notify the Mortgage Creditor of any loss of any nature or when it may make it decrease its value or jeopardize or deprive of their property rights.

Compensation amounts to be received the borrower because of an obligatory expropriation could be applied to the payment of Loan-related debits, even if they were not due at Mortgage Creditor discretion.

B) To be up to date with the payment of all kinds of taxes, duties and expenses to be satisfied by the Mortgaged Estate as well as any other debts for credits which are preferential to this mortgage.

C) To have insured the mortgaged property against fire and other risks during the term of the Loan and to be up to date with the payment of the insurance. In case of a loss, from this moment on, the Mortgagor formally assigns the Mortgage Creditor compensations to be paid by the insurance company in relation to the insured capital or any other concept, up to the amount corresponding to the Loan-related debts, so the Mortgage Creditor could receive the compensation directly in order to use it to wholly or partly repay the Loan.

Likewise, the Mortgagor undertakes to send a copy of the insurance policy which is going to be taken out or has already taken out, as well as the receipts that support payments corresponding to each premiums drawn in relation to such insurance.

E) To register the Mortgage at the corresponding Property Registry.

Without prejudice to the foregoing, the Mortgagor expressly and irrevocably empowers the Mortgage Creditor to be able to do the following by means of a representative:

1).- To request, on the Mortgagor account, the performance of the necessary arrangements to register this deed and any previous or complementary documents that may be necessary for such purposes at the Registry. The Mortgage Creditor acts just as a simple intermediary between the Mortgagor and the company or professional that is going to in charge of these arrangements, taking the Mortgage Creditor no responsibility whatsoever.

2).- To grant as many public and private correction, clarification, rectification or complementary documents to this Mortgage Deed as necessary for its registration at the corresponding Property Registry according to the rating issued by the aforementioned Property Registry for such purpose.

3).- To carry out the necessary arrangements in order to settle those taxes derived from this granting and the referred registration, either directly or by means of third parties, at their own discretion.

MORTGAGE FORECLOSURE

The Mortgage Creditor shall be authorised to foreclose the Mortgage in case of failure to comply with the Secured Obligations wholly or partly, or due to any of the early maturity causes stated in the Loan (hereinafter, "**Enforcement Event**"). The acting parties agree that to notify the Mortgagor of the existence of an Enforcement Event, shall be enough to start the Mortgage foreclosure proceedings.

In case of an Enforcement Event, the Mortgage Creditor could use, for the purposes of foreclosing this Mortgage, any legal procedure in force, including, without limitation, both court or out of court ones referred to in articles 234 and 235 of Mortgage Regulations, including the legal procedure stated in article 129 of the Mortgage Law (which refers to Chapter V of Title IV of Book III of the Civil Procedure Law), the special executive procedure to claim payment of debts secured by a mortgage stated in articles 681 to 698 of the Civil Procedure Law and the ordinary procedure.

It is particularly agreed that the Mortgage Creditor shall sell the Estate by means of an agreement

[End of page 9 / 15 of this sworn translation 19C02]

ALFREDO SUÁREZ DÍAZ
Traductor - Intérprete Jurado
de INGLÉS
Nº 5408

ALFREDO SUÁREZ DÍAZ
Sworn Translator-Interpreter No. 5408
Spanish Ministry of Foreign Affairs
Tel. (+34) 606158282
traductoralfredo@gmail.com

[Sworn translation of a Spanish document]

or through a third party, either a specialized person or an entity, pursuant to Sections, 3rd and 4th of Chapter IV of Title IV of Book III of the Civil Procedure Law. The Mortgage hereby grants his consent to use such tools, should the Mortgage Creditor request it so.

Putting the aforementioned procedures into practice shall not mean waiving the right to execute any other procedure later on.

The Mortgagor hereby appoints the Mortgage Creditor as his authorised representative in case the Mortgagor does not appear in the corresponding procedure.

- LEGAL ENFORCEMENT

The Mortgage Creditor could foreclose the Mortgage following any legal enforcement procedures pursuant to articles 681 and following of the Civil Procedure Law and related besides his personal action or any appropriate one. The **Borrower address** for necessary and appropriate notification and similar purposes pursuant to this Mortgage shall be in Parque Tecnológico de Asturias, 27-37, in Cayes, Llanera municipality, Asturias region (33.428) and that of the Mortgage Creditor shall be the one stated above herein, and both **valuate the mortgaged estate for the purposes of first auction** in **THREE MILLION FOUR HUNDRED FORTY-FOUR THOUSAND SEVEN HUNDRED EIGHTY-FOUR EUROS AND FIFTEEN CENTS (3,444,784.15€)** according to the valuation report issued by an official valuation entity and attached as **ANNEX VIII**.

The Mortgagor irrevocably grants its representation to the creditor for this party to act as proxy in case of sale. In order to justify the debit balance, it shall be sufficient to produce a certification issued by the Mortgage Creditor where the outstanding balance is fixed according to its accountancy any time.

The Mortgagor also grants the Mortgage Creditor the possession and the interim administration of the mortgaged estate pursuant to article 690 of the Civil Procedure Law, being able to collect due and unpaid rents and the profits, rents and later products and being able to delegate the management to third parties.

Any changes in the address shall be notified to the Mortgage Creditor and, as long as it is not notified, the address for this purpose shall be the one here stated, all this without prejudice to article 683 of the Civil Procedure Law.

OUT-OF-COURT ENFORCEMENT.

The Mortgage Creditor could likewise foreclose the mortgage by means of an out-of-court enforcement pursuant to article 234 and following of Mortgage Regulations. **For auction purposes, the estate is valued and mortgagor's address is determined for notifications and requests and the debt is fixed pursuant to what is stated in the out-of-court enforcement. ---**

The Mortgage Creditor is appointed as proxy of the mortgagor to grant the deed of sale, when applicable.

Notarial jurisdiction shall be Llanera.

<u>THIRTEEN.</u>- FORECLOSURE PROCEEDING

In order to execute the foreclosure proceeding, the title shall be sufficient, without the need to submit any type of court orders or summons to the Borrower and without the need of any other type of communication or authenticated copy of this deed. From this moment, the Borrower expressly authorises the Lender to request, on its own account, the issue of second and further copies of this deed for the purposes of number one of article 517 of the Civil Procedure Law.

In order to fix the amount owed, it is stated that the amounts the Borrower has to repay the Lender in order to amortize the loan shall be paid to write off capital according to what was agreed on and the difference, in each case, or all the capital lent and unpaid plus the corresponding accrued interests and the commissions produced, exclusively calculated by the Lender, shall be the balance effectively enforced. From this moment, the Borrower shall irrevocably accept this way of calculating the debit balance in order to consider the amount effectively claimable to be liquid and payable according to article

[End of page 10 / 15 of this sworn translation 19C02]

TIMBRE DEL ESTADO

0,03 EUROS

TRES CÉNTIMOS DE EURO

CLASE 8.ª

0M6783933

ALFREDO SUÁREZ DÍAZ
Sworn Translator-Interpreter No. 5408
Spanish Ministry of Foreign Affairs
Tel. (+34) 606158282
traductoralfredo@gmail.com

[Sworn translation of a Spanish document]

572 of the Civil Procedure Law and related.

FOURTEEN.- CREDIT ASSIGNMENT OR SALE

The Borrower waives his right to individual notification in case the Lender assigns or sells, wholly or partly, the credit or the actions deriving from such.

FIFTEEN.- ADDRESSES

The parties expressly agree that every notification, communication or requirement between the Borrower and the Lender in relation to this Loan shall be by means of a registered letter with receipt of acknowledgement and/or fax and/or email and/or any other means that allows having proof of delivery and/or reception. For the purposes of receiving the notifications, the following address are stated:

- The Lender:
Address: Llanera (Asturias, Spain), CP 33428, Parque Tecnológico de Asturias.
e-mail: srp@srp.es

- The Borrower
Address: Parque Tecnológico de Asturias, 27-37, in Cayes municipality of Llanera, Asturias, Spain (33.428).
e-mail: David.Espina@stresp.com

Any modification of the addresses mentioned herein shall not be valid as long as a 5-day notice has not been given to the Borrower or the Lender, whatever the case it may be.

FIFTEEN.- NON-DISCLOSURE AND RETAINING USE.

The parties agree to keep the content of this document and the information obtained pursuant to compliance with the obligations assumed in the same as confidential. The parties agree not to communicate such information or clauses, wholly or partly, to third parties and to avoid using such, for whatever purpose, in their relations with third parties without the authorisation of the other party.

The aforementioned commitment shall also apply to people, either staff or not of the parties, who, by providing services to some of the contracting parties, have access or not to the content of this document or the information obtained for the compliance with such. For such purpose, the affected parties shall have to ask those working for them for their written consent to follow the conditions of this non-disclosure agreement and retaining use. In this case, they shall not be considered as third parties for the purposes of the aforementioned paragraph.

The commitments agreed on pursuant to this document are not applicable to information which, at the request of a court or an administrative authority, one contracting party is legally obliged to provide.

SIXTEEN.- SRP TRADE NAME AND WEB SITE.

The Borrower, for the sole purpose of stating that has received SRP financing in order to execute its projects, shall be entitled to include "SRP SOCIEDAD REGIONAL DE PROMOCIÓN DEL PRINCIPADO DE ASTURIAS" in its website and promoting documents as well as its corresponding logo which forms the trade mark owned by SRP as registered at the Spanish Office of Patents and Trademarks (OEPM) with reference N0276167 (X).

For such purpose and with the unique aforementioned aim and for its use in the means stated above, SRP licences the Borrower, which accepts in a non-exclusively manner and without the right to transfer it to third parties, the use of the trade name referred above. Such licence is granted to be used in the national territory and only during the period this contract is in force. In this sense, the license granted shall be terminated and shall be null upon termination of this contract or when, for any other reason, it is early terminated.

[End of page 11 / 15 of this sworn translation 19C02]

ALFREDO SUÁREZ DÍAZ
Traductor - Intérprete Jurado
de INGLÉS
Nº 5408

ALFREDO SUAREZ DiAZ Sworn Translator - Interpreter No. 5408 Spanish Ministry of Foreign Affairs Tel. (+34) 606158282 traductoralfredo@gmail.com [Sworn translation of a Spanish document] Likewise, SRP authorises the Borrower to include a link in its website to (www.srp.es) owned by SRP. SRP could revoke the authorisation granted any time and for no reason. SEVENTEEN. - SRP CRIME PREVENTION POLICY . STRE is informed that SRP counts on a crime prevention policy as a consequence of its main commitment to comply with all the applicable legislation in its normal activity and in its relations with third parties. Such Crime Prevention Policy is made up of, among others, the Prevention and Detection of Crimes Model (which includes the Code of Conduct of the company, available on SRP web site www . srp . es), which gathers a series of specific policies to be complied by SRP staff, management and directors . The Borrower and the Guarantors are informed that SRP shall act, in each case, in compliance with the above referred Prevention and Detection of Crimes Model while adopting those measures included therein in its relation with the Borrower and third parties . The Borrower and the Guarantors undertake to respect the ethic and crime prevention principles adopted by SRP . EIGHTEEN. - ELECTRONIC DATA PROCESS. 1. SOCIEDAD REGIONAL DE PROMOCION DEL PRINCIPADO DE ASTURIAS, S.A. data processing: Pursuant to the regulations in force in relation to data protection, the data of representatives or contact people of both parties or provided by the parties pursuant to the execution shall be processed by SRP pursuant to the following : a) Identification of the person Responsible for the processing . - SRP is the responsible for the processing . b) The purposes and the legal base for data processing. - Data shall be processed for the purposes of developing, complying and controlling this contract . The legal base for such processes is the execution of this contract. c) Third party data. - Within the context of the processes described above, the data may not be provided directly by data subjects but by the company they are working at . In this case, the entity has to inform the subjects of this situation and that their data will be transferred to SRP . In each case, consent should be requested for data transfer . d) Data communication . - Data will not be communicated to third parties, except if it is legally bound to . e) Retention period. - Data shall be retained during the necessary time as to comply with the purposes for which data were collected and to determine potential SRP liabilities coming from such purposes and data process. f) Data protection rights. - Data subjects could exercise their rights before SRP . i. The right to access Data in order to know which are being processed and the type of processes data undergo; ii. The right to modify inaccurate data; iii. The right to cancel Data; iv. When the process is based on the legal grounds given by the consent, the subject shall have the right to withdraw that consent any time; v. The right to receive the Data provided to SRP in a structured format, commonly used and electronically read and the right to transfer data to another responsible for the processing whenever such process is carried out by automatized means and it is legally based on the expressed consent given by the subject or the execution of the contract ; vi. The right to oppose to Data processing any time for reasons related to the subject's personal situation, whenever the processing is based on SRP legal interests . The exercise of these rights shall be by contacting SRP either personally or in writing. i • - • · •· •·• • • • .. . - ,•., , ... . . . . .. . .. .. , . . - .. ,. ... ,. • •. -- ·· • · • · · - . · - · - . . • , : , . ••;f ; : 7. . { l • ! , .' • } •':/ } : •• - [End of page 12 / 15 of this sworn translation 19C02)

TIMBRE DEL ESTADO

0,03 EUROS

TRES CÉNTIMOS DE EURO

0M6783934

CLASE 8.ª

ALFREDO SUÁREZ DÍAZ
Sworn Translator-Interpreter No. 5408
Spanish Ministry of Foreign Affairs
Tel. (+34) 606158282
traductoralfredo@gmail.com

[Sworn translation of a Spanish document]

Data subjects shall also be entitled to file a claim before the Spanish Data Protection Agency if they think that the legislation has been violated in relation to data protection and data processing.

18.2 SPECIALIZED TECHNOLOGY data processing.

Pursuant to the regulations in force in relation to data protection, the data of representatives or contact people of both parties or provided by the parties pursuant to the execution shall be processed by SPECIALIZED TECHNOLOGY pursuant to the following

a) Identification of the person Responsible for the processing.- SPECIALIZED TECHNOLOGY is the responsible for the processing.

b) The purposes and the legal base for data processing.- Data shall be processed for the purposes of developing, complying and controlling this contract.

The legal base for such processes is the execution of this contract.

c) Third party data.- Within the context of the processes described above, the data may not be provided directly by data subjects but by the company they are working at. In this case, the entity has to inform the subjects of this situation and that their data will be transferred to SPECIALIZED TECHNOLOGY. In each case, consent should be requested for data transfer.

d) Data communication.- Data will not be communicated to third parties, except if it is legally bound to.

e) Retention period.- Data shall be retained during the necessary time as to comply with the purposes for which data were collected and to determine potential STRE liabilities coming from such purposes and data process.

f) Data protection rights.- Data subjects could exercise their rights before STRE.

i. The right to access Data in order to know which are being processed and the type of processes data undergo;

ii. The right to modify inaccurate data;

iii. The right to cancel Data;

iv. When the process is based on the legal grounds given by the consent, the subject shall have the right to withdraw that consent any time;

v. The right to receive the Data provided to STRE in a structured format, commonly used and electronically read and the right to transfer data to another responsible for the processing whenever such process is carried out by automatized means and it is legally based on the expressed consent given by the subject or the execution of the contract;

vi. The right to oppose to Data processing any time for reasons related to the subject's personal situation, whenever the processing is based on STRE legal interests.

The exercise of these rights shall be by contacting STRE either personally or in writing.

Data subjects shall also be entitled to file a claim before the Spanish Data Protection Agency if they think that the legislation has been violated in relation to data protection and data processing.

<u>NINETEEN</u>.- EXPENSES.

The following shall be exclusively for account of the Borrower: any expense and tax, current or future, derived from the granting, registration and execution of this deed, as well as those coming from demanding compliance with the Loan, or any other of its obligations, including Lawyer and Solicitor fees, even if their role is just optional.

The Lender could advance all or part of the aforementioned expenses and/or taxes. These will accrue, in favour of the same, late payment interest at the agreed interest rate as if it were the main debt from the date they are claimed.

<u>TWENTY</u>.- JURISDICTION.

The appearing parties waive their own jurisdiction, if any, for the purposes of exercising any actions derived from this contract and expressly submit to the jurisdiction of the courts and tribunals of Oviedo (Asturias, Spain).

[End of page 13 / 15 of this sworn translation 19C02]

ALFREDO SUÁREZ DÍAZ
Traductor - Intérprete Jurado
de INGLÉS
Nº 5408

ALFREDO SUÁREZ DÍAZ
Sworn Translator-Interpreter No. 5408
Spanish Ministry of Foreign Affairs
Tel. (+34) 606158282
traductoralfredo@gmail.com

[Sworn translation of a Spanish document]

ONLINE SUBMISSION.- Without prejudice to the registration tasks of the authorizing Notary pursuant to art. 112.1 of Law 24/2.001 of 27th December, article 249 of Notarial Regulations and the Resolution of the General Directorate of Registries and Notaries of 4th June 2007, and of the obligation of Mr. Registrar to submit to the Notary every communication stated in 112.4 of the aforementioned Law 24/2001, the granting parties:

a) Appoint the authorising Notary as representative with residence in Lugones, calle Pasaje del Parque, número 23, bajo, concejo de Siero, C.P. 33420, Asturias, Spain.

b) And grant the appointed representative expressed powers of attorney, if necessary, so that, pursuant to what is stated herein, he may make all the necessary arrangements to register this document in the Property Registry, and particularly, the settlement of such registration either online or in paper, to justify tax payment at the Registry, either physically or online, to receive any notification at the address indicated under the aforementioned letter a), and the record by a notarial deed issued by the authorising Notary for this to be recorded by the competent Registry without prejudice to what is stated in the referred article 112, on notifications to the authorising Notary.

For the purposes of Organic Law on Data Protection and the Orders of the Autonomous Regions governing the online payment of taxes, the granting parties authorise the Tax Agency, for the purposes of 112 of Law 24/2.001, to submit the tax payment slip to the authorising Notary.

The authorised soft copy shall be issued by the authorising Notary pursuant to art. 17 bis 5 of Law of 28th May 1862, of Notary and art. 224 of Notarial Regulations for the unique and exclusive purposes of creating a registration entry and a later registration of notarially-recorded transaction

GRANTING AND AUTHORISATION

The appearing parties so declare and certify, to whom I, the Notary, make the legal notices and disclaimers, specially the ones related to taxes, the deadline for submission to the settlement office and the liability related to their failure to comply with it.

I identify the appearing parties by the photo of their aforementioned ID cards and their personal data as stated in their representations. I inform the parties of the following:

Their personal data will be processed by this Notary for the purposes of complying with the legal obligations deriving from performing the public service as a Notary, pursuant to what is stated in the legislation related to Notaries, to money laundering prevention, and to taxes and, if necessary, that substantive legislation to be applicable to any legal document. Therefore, data communication is a legal requirement, being the granting party required to provide their personal data and be informed that the consequence of failing to provide such data shall be the impossibility of authorising or mediating this public document. Your data will be processed as confidential.

Your personal data will be processed for the purposes of concluding this document, its invoicing and follow-up thereof as required by the tasks inherent to a notary public, which may include automated decisions, authorised by the Law, adopted by the Public Administrations and transferee entities authorised by Law, including the creation of profiles, for the logical purposes of preventing and investigation money laundering and terrorist financing.

Compulsory Data shall be transferred to the Public Administrations, entities and individuals according to Law and, in each case, to the Notary taking over this position.

The supplied data will be stored as long as necessary to comply with the legal obligations of the Notary or his/her successor.

You may exercise your rights to Access, Modify, Cancel, , Transfer Limit and Oppose to the processing by post mail to the authorising Notary located c/ Pasaje del Parque Nº23 bajo, 33420 Lugones, concejo de Siero (Asturias, Spain). Likewise, you have the right to file claims before the control authority.

Data shall be treated and protected by Notarial Legislation, the Organic Law 15/1999 of 13 December on Data Protection (or any law that substitutes it) and its implementing provisions, and the EU Regulation 2016/679 of the European Parliament and Council 27th April 2016 on protection of natural persons in relation to data processing and free movement of such data and which repeals Directive 95/46/CE.

[End of page 14 / 15 of this sworn translation 19C02]

CLASE a.a OM6783935 ALFREDO SUAREZ DiAZ Sworn Translator - Interpreter No. 5408 Spanish Ministry of Foreign Affairs Tel. (+34) 606158282 traductoralfredo@gmail . com [Sworn translation of a Spanish document] I read this deed, as the parties waived their right to read it, in case they approve it and sign it with me the Notary . I, the Notary, hereby attest that they are duly identified and that, to my judgement, they have the capacity and legitimation, that the consent has been given freely, that the granting is legally valid and conforms to the will duly expressed of the acting parties . I, hereby, attest all stated herein, issued in 25 sheets of Notarial Stamped paper series EJ , numbers 1616173 and the following consecutively 24 in increasing order . . There are the signatures of the appearing parties . - SIGNED . - INMACULADA PABLOS ALONSO . STAMPED AND SEALED Don Alfredo Suarez Diaz, Traductor - lnterprete Jurado de Ingles, nombrado por el Ministerio de Asuntos Exteriores y de Cooperaci 6 n, certifica que la que antecede es traducci 6 n fiel y completa al ingles de un documento redactado en espafiol . En Oviedo, a 20 de marzo de 2019. Alfredo Suarez Diaz, Sworn Translator and Interpreter of English, appointed by the Spanish Ministry of Foreign Affairs and Cooperation, hereby certifies that the preceding translation is a true and complete - - translation into English of a document drafted in Spanish. Oviedo, 20 March 2019. ALFREDO SlJ ErDf - AZ Traductor - lnterprete Jurado de INGLES N ƒ 5408 / [End of page 15 / 15 of this sworn translation 19C02]

• , , p.GU lAo - 1 .:S " ' \ ; • !(,fii.".'.,o> e r < 0 " ' i , < - { i , i _ i/. . ( :t' o ' . ... • " " o 0 s - s1 :: 0 ... -- INMACULADA PABLOS ALONSO NOTARIO Cl PasaJe del Parque, 23. bajo 33420 Lugones. Slero(Asturlas) It: 985 269 321 ,I: 985 980 862 18: Jugones@notarlaslero.com O'l rl 0 N - rn 0 ci' PRESTAMO CON GARANTIA HIPOTECARIA ENTRE LA SOCIEDAD REGIONAL DE PROMOCION DEL PRINCIPADO DE ASTURIAS , S . A . Y SPECIALIZED TECHNOLOGY RESOURCES ESPAN A S . A . NUMERO QUINIENTOS SETENTA Y CINCO. - - - - En Lugones, Concejo de Siero, mi residencia, a trece de marzo de dos mil diecinueve. - - - - - - - - - - - - - - - Ante mf, INMACULADA PABLOS ALONSO, Notario del !lustre Colegio Notarial de Asturias. ------------- COMPARECEN - - - - - - - - - - - - - - DE UNA PARTE: ------------- DONA EVA PANDO IGLESIAS, mayor de edad, de nacionalidad espafiola, casada, con dom i cilio profesional en Llanera, Parque Tecnol6gico de Asturias, titular del DNI numero 11.077.480 - J. - - - - - - - - - - - - - - - - - - - - - - - y DE OTRA PARTE: ------------- DON DAVID GOMEZ ESPINA, mayor de edad, de nacionalidad espafiola, casado, con domicilio profesional en Parque Tecnol6gico de Asturias 36, y titular del ONI numero 11.429.252 - T - - - - INTERVIENEN - - - - - - - - - - - - - - - - DONA EVA PANDO IGLESIAS en su condici6n de Consejera Delegada de la SOCIEDAD REGIONAL DE PROMOCION DEL PRINCIPADO DE ASTURIAS, SOC I EDAD ANONIMA (en adelante, "SRP", o "Prestamista" o "Acreedor H i potecario",) compafiia mercantil de forma an 6 nima y de nacionalidad espafiola ; domiciliada en Llanera ( Asturias), en el Parque Tecnol 6 gico de Asturias ; inscrita en el censo de entidades jurfdicas del Ministerio de Economia y Hacienda con CIF numero A - 33055138 ; constituida, por tiempo indefinido, en escritura otorgada en Oviedo el dia 23 de marzo de 1984 ante e l notario de dicha ciudad, D. Jose Antonio Caicoya Cores; adaptados sus estatutos sociales a la legislaci6n vigente en escritura de protocolizaci6n de Acuerdos Sociales y Estatutos Sociales, otorgada en Ov i edo el dia 25 de julio de 1991, ante el notario de dicha ciudad o• Maria de las Nieves Diaz Garcia, con el n ƒ 1.354 de orden de su protocolo, que fue inscr i ta en el Registro Mercantil de la Provincia de Asturias al tomo 1.127, folio 40, hoja n ƒ AS - 2.188. - - - - - - - - - - - - - - - - - - - Tiene por objeto social: - - - - - - - - - - - - - a). - La promoci6n de inversiones en la region, participando en el capital de sociedades a conslituir o ya existentes. ----- b). - La captaci6n de recursos ajenos para cana l izarlos hacia las empresas en que esta sociedad participe, asi coma el concierto de creditos de todo tipo y la negociaci6n de emprest i tos. ---- .El otorgamiento de prestamos y avales a las empresas, especialmente a las participadas. ------------ d). - La prestac i on de servicios a empresas, bien actuando de forma directa o mediante la promocion y participacion en sociedades de servicios. - - - - - - - - - - - - - - - - - - - - - - e). - El estudio y desarrollo de infraestructuras y equipamientos que hagan posible una mejor oferta de Asturias a la hora de implantar proyectos empresar i ales para la m i sma, mediante la colaboracion, a traves de los conciertos o convenios necesarios para ello , con la administracion local, autonomica o estatal, organismos autonomos y toda clase de sociedades de naturaleza mercantil . --- f) . - La disposic i on de un fondo de documentaci 6 n que incluya : inventario de recurses naturales, medics de comercializaci 6 n, suelo industrial existente y disponible, caracter i slicas de la mane de obra y cualquier otro date que interese a los inversores en la regi 6 n . - -- - - g) . - La difusi6n nacional e intemacional de Asturias y de sus empresas, al objeto de favorecer la atraccion de inversiones empresariales hacia la region y de promover su apertura a nuevos mercados, bien directamente o mediante l a contrataci6n extema de aquellos servicios que sean necesarios para la consecuc i 6n de este fin . - - - - - - - - - - - - - - - - - - - - - - - - - h). - La informaci6n de los beneficios y venlajas que la administracion ofrece en la actualidad para el fomento en la inver s i on en la reg i 6n y la calificaci6n de los proyectos con respecto a las ayudas oficiales y la promoci 6 n de la asistencia a ferias nacionales e intemacionales . - - - - - - - - - - · - - - - - i). - La promocion , contratacion y/o participacion en la real i zaci 6 n de estudios y trabajos dirigidos a favorecer la viabilidad o mejora de las empresas o sectores econ 6 micos regionales asi come estudios de asesoramiento para la promoci 6 n y desarrollo de un tejido empresarial mas competitive en la region . -------- j). - La colaboraci6n al desarrollo tecnol6gico de las empresas de la regi6n de l Principado de Asturias mediante actuaciones directas o concertadas con los agentes implicados en esta actividad. k) . - La realizaci6n de cuantas actividades de difus i 6n sean necesarias en aras a potenciar el desarrollo econ 6 mico, a !raves de la realizacion de curses, seminaries , jomadas de estudios y cuantas otras actividades de caracter formative que se consideren necesarias . - - - - - - - - - - - - - - - - - - - - - 1 ) . - La realizaci 6 n de cuantas actuaciones que tengan relaci 6 n directa o indirecta con las anteriores y que sean necesarias para el desarrollo de los sectores industriales y de servicios regionales . - -- La compareciente hace constar que el c6digo CNAE (Clasificacion Nacional de Act i vidades Econ6micas) de la principal actividad de la Sociedad es 8299. - Otras actividades de apoyo a las

a, rl 0 N - m 0 - 0 N empresas n.c.o.p. Asimismo, en virtud a lo establecido en el articulo 4 de la Ley 10/2010, de 28 de abril, de Prevenci6n del Blanqueo de Capitales y de la Financiaci6n del Terrorismo y de las obligaciones respecto al notario autorizante, hace constar la compareciente que la SRP se encuentra excepcionada de esta obligaci6n, dado su caracter de participada mayoritariamente par entidades publicas. --- Deriva su representaci6n de la escritura de elevaci6n a publico de acuerdos sociales otorgada con fecha 30 de octubre de 2015 otorgada ante la Notaria de Siero, Doria lnmaculada Pablos Alonso, bajo el numero 2.201 de su orden de protocolo, en cuya virtud, se le ha nombrado Consejera Delgada de la SRP. --------- Se encuentra, ademas, especialmente facultada para este acto en virtud de acuerdo adoptado par el consejo de administraci 6 n de la SRP en su reunion de fecha 15 de febrero de 2019 , cuya certificaci 6 n original se incorpora a la presente escritura coma ANEXO I y esta expedida par D. Jose Maria Murioz Paredes, coma Secretario del Consejo de Administraci6n, con el Vista Bueno de la Presidenta, Doria Eva Pando Iglesias, cuyas firmas conozco y reputo legitimas. - - - - - - - - - - - - - - - - - - - - - Asevera la compareciente que la enlidad que representa exisle, que no ha variado la capacidad legal de la misma y que el poder con el que actua se halla plenamente vigente. Par lodo ello, yo, la Notario, la considero con facultades suficientes para este otorgamiento de escritura de prestamo con garantia hipotecaria. ---- DON DAVID GOMEZ ESPINA interviene en nombre y representaci 6 n, en su condici 6 n de apoderado de la sociedad SPECIALIZED TECHNOLOGY RESOURCES ESPANA, S . A (en adelante "STRE" o "Prestataria" o "Hipotecante") domiciliada en Llanera (Asturias) con C. I. F. n ƒ A - 74037136, constituida par tiempo indefinido mediante escritura otorgada ante el !lustre Notario de Madrid, D. Jose Luis Martinez - Gil Vich el 12 de marzo de 2002 bajo el numero 1036 de su protocolo, y se encuentra inscrita en el Registro Mercantil de Asturias, al Torno 2967, Folio 1, Hoja AS - 26641, inscripci6n 1•. - - - - - - - - - - - - - - - - - - Tiene par objeto social "la participaci6n en la fabricaci6n e ingenieria de materiales espec i a /e s , principalmente polimeros y derivados, asi coma en la prestaci6n de /os servicios tecnicos necesarios para apoyar los productos y los mercados a los que se dirige. Una actividad principa l de la compania, pero no excluyente de otras, sera la de fabricaci6n de productos encapsulantes para la industria electrica solar." ----------------- El compareciente hace constar que el c6digo CNAE (Clasificaci6n Nacional de Actividades Econ6micas) de la principal actividad de l a Sociedad es 2229. - - - - - - - - - - - - - f - 1 ; 0 - - 0 g . N w - 5 , Q ) 0::: Q) Cl) •<( e ._ - ·W J C0 0 · Q) (!) ' - :I' - en c: z "' - 0 0 I (].lz O o - o wu 0::: - 5 LL ...J I - <(

Asimismo, en virtud a lo establecido en el artfculo 4 de la Ley 10 / 2010, de 28 de abril, de Prevenci6n de! Blanqueo de Capitales y de la F i nanciaci6n def Terrorismo y de las obligaciones respecto a l notario autorizante , hace constar el compareciente que la titularidad real de STRE resulta determinada en Acta autorizada con fecha 4 de abril de 2011 por el Notario de Llanera, don Luis Mazorra Ruescas, bajo el numero 246 de orden de protocolo , manifestando su representante, bajo su responsabilidad, que dicha titularidad no ha sufrido alteraci6n hasta la fecha de hoy. Deriva su representaci6n de la escritura de poder especial conferido por dicha entidad ante el Notar i o de Llanera, D. Luis Mazorra Ruescas, el d i a 7 de marzo de 2019, bajo el numero 108 de su orden de protocolo, cuya copia autorizada tengo a la vista. Asimismo, el socio unico de STRE ha aprobado el otorgamiento de la operaci6n objeto de la presente escr i tura a los efectos del art. 160 f) de la Ley de Sociedades Capital, aportandose fotocopia de la escritura publica en la que obra dicha certificaci6n a la como ANEXO II . - - - - - - - - - - - - - - - - - - - - - - - - Asevera el compareciente que la entidad que representa existe , que no ha variado la capacidad legal de la misma ni las circunstancias de denominaci6n, forma, objeto y domicilio social que resu l tan def documento fehaciente consignado que las acredita y que el poder con el que actua se halla plenamente vigente y yo, la Notario, la considero con facultades suficientes para este otorgamiento de escritura de prestamo con garantfa hipotecaria, en nombre de la entidad que representa - - - - - - - - - - - ldentifico a los comparecientes por sus reser'iados D.N.I. y, en la representaci6n en que respectivamente intervienen, se reconocen mutua y reciprocamente capacidad legal suficiente para el otorgamiento def presente CONTRATO OE PRESTAMO CON GARANTiA HIPOTECARIA (en adelante, el "Contrato" o el " Prestamo''), por lo que ---------------- - - - - - - - - - - - - - - - - - - - - OTORGAN - - - - - - PRIMERO. - PRESTAMO . - Que la SRP, representada en este acto por o•. Eva Pando Iglesias, concede a favor de la entidad STRE que, representada en este instrumento por D . Dav i d Gomez Espina, ACEPTA un prestamo a favor de dicha enlidad, por i mporte de DOS MILLONES DE EU ROS (2.000.000 (). - - - - - - - - - - - - - - Dicha cantidad se entrega en este acto mediante un cheque nominative girado contra la cuenta bancaria c6digo IBAN ES02 0081 5714 50 000159 9768 , perteneciente a la entidad Banco Sabadell y titularidad de la SRP, emitido a nombre de la Prestataria, que me exhiben y del que, a instancia de los comparecientes, obtengo

O'l rl 0 N - rn 0 - 0 N fotocopia, exacta reproducci6n de su original, que protocolizo con esta escritura como ANEXO Il l. ------------ SEGUNDO. - DESTINO - - - - - - - - - - - EI presente Prestamo se concede a la Prestataria con la finalidad de que esta lo destine exclusivamente a la adquisici6n de una lfnea de fabricaci6n de plastico multicapa (film barrera de 9 capas) y al acondicionamiento de las instalaciones actuales a dicha actividad (en adelante, el "Proyecto"); todo ello, de acuerdo con los terminos que se recogen en el proyecto presentado por STRE a la SRP. - - - - - - - - - - - - - - - - - - - - - - - En consecuencia, la Prestataria se compromete a destinar el importe del Prestamo exclusivamente a d i cho fin, que fue el i ncluido en la solicitud del presente prestamo enviada a la Prestamista por STRE. --- TERCERO. - PLAZO, .= = = = = = == == = = = = = EI prestamo, sin pe uicio de su posible vencimiento anticipado, se concede por un plazo que terminara el 31 de diciembre de 2025 (la "Fecha de Vencimiento"). -------------- EI presente contrato se extinguira automaticamente por el mero transcurso del tiempo pactado, sin necesidad de notificaci6n alguna entre las partes, por lo que no cabra pr6rroga tacita de ningun tipo. - Llegada la Fecha de Vencimiento, la Prestataria debera haber abonado al Prestamista la totalidad de las cantidades adeudadas a la SRP porcualquierconcepto en virtud de este Contrato. --- CUARTO. - AMORTIZACION DEL PRINCIPAL. .===:===.. Elprincipal del prestamo se amortizara en l as fechas y en las cantidades siguientes: - - - - - - - - - - - - - - - - - I 30/06/2022 30/06/2024 I 100.000 ,._ 31/12/2023 31/03/2024 30/09/2023 30/06/2023 31/03/2023 31/12/2022 30/09/2022 31/03 / 2022 31/12/2021 30/09/2021 30/06/2021 - 31 / 03 / 2021 FECHAS 100.000 100.000 100.000 100.000 100.000 100.000 100.000 100.000 100.000 100.000 100.000 100.000 100.000 IMPORTES (€) I :

30/09/2024 I 100.000 31/12 / 2024 I 100 . 000 100 . 000 100.000 100 . 000 100 . 000 31 / 03 / 2025 30/06/2025 30/09/2025 31 / 12 / 2025 QUINTO. - INTERESES. - - - - - - - - - - - - - 5 . 1 Detenllinjl_ci6n. El presente prestamo devengara los siguientes intereses : - - - - 1) Durante el primer y segundo ar'io de vigencia , un tipo de interes equivalente al EURIBOR o fn d i ce que lo sustituya, a un ar'io mas doscientos (200) puntos basicos (2% ) . - - - - - - - - - 2) Durante el tercer ar'io de vigencia , un tipo de i nteres equivalente al EURIBOR o indice que lo sustituya , a un ar'io mas trescientos (300) puntos basicos ( 3% ) . - - - - - - - - - - - 3) Durante el cuarto ar'io de vigencia, un tipo de interes equivalente al EURIBOR o fndice que lo sustituya , a un afio mas cuatrocientos (400) puntos basicos (4%) . - - - - - - - 4) Durante el quinto af'io de vigencia, y hasta la finalizaci6n del prestamo, un l i po de interes equ i valente al EURIBOR o fndice que lo sustituya , a un afio mas quinientos (500) puntos basicos (5%) . --- El EURIBOR anter i ormente citado se define como el tipo de interes de oferta para los dep6sitos interbancarios en euros , ofrecidos por una ent i dad de maxima calidad crediticia a otra entidad de la misma calidad o rating , ca l culado y difund i do por la Federaci6n Bancar i a Europea a l as once horas de la mar'iana (hora de Bruselas) para operaciones a plazo de doce meses, referido al dia habil inmediato anterior ; dicho tipo se fija diariamente y se publica en la "Red Telerate " y en la Pantalla Eurlbor de la " Red Reuter" . En el supuesto de que dicho fndice fuese negativo, se considerara como tipo cero . El primer EURIBOR a aplicar sera el correspondiente al d l a del otorgamiento de esta escritura . Para las r evis i ones a efectuar para cada p e rfodo anual , se lomara como referencia el EURIBOR o fndice que lo sustituya a un af'io correspondiente a la misma fecha de cada respectivo perlodo , o, en su defecto , al dfa habil i nmed i atamente anterior . - - - - - - - - - - - - - - - - 5.2 Cafcul o y p a g o de intereses . El interes se devengara diariamente sobre el saldo del principal vivo del prestamo, liquidandose y pagandose por trimestres na t ura l es venc i dos , el 31 de marzo, el 30 de junio , el 30 de septiembre y el 31 de diciembre de cada ano . No obstante, el primer periodo comprendera desde el otorgamiento de la presente escritura hasta el 31 de marzo de 2019 . - - - - - - - - - - - - -

O'l . - I 0 N - M 0 6 N Para el calculo de los intereses las partes acuerdan aplicar el ano natural. - - - - - - - - - - - - - - - - - - - - SEXTO. - MORA. - - - - - - - - - - - - - - Sin perjuicio de la facultad de la Prestamista de dar por vencido anticipadamente el prestamo, las cantidades vencidas y no satisfechas, tanto por capital como por intereses y comisiones, devengaran, en concepto de mora, un interes del DIEZ por ciento ( 10% ) anual desde el dfa siguiente a aquel en que la falta de pago se hubiera producido hasta el dfa en que efectivamente se realice dicho pago, ello sin necesidad de requerimiento judicial y/o extrajudicial previo por parte de la Prestamista. El interes de demora se devengara diariamente sobre la cantidad total pendiente de pago y se liqu i dara en las mismas fechas que los intereses remuneratorios indicados en el otorgando anterior. - - - - - - - - - - - - - SEPTIMO. - AMORTIZACION ANTICIPADA. .= = = = = = EI prestamo podra ser amortizado anticipadamente por la Prestataria sin que ello genere ningun tipo de penalizaci6n a su cargo. A tal fin la Prestataria habra de preavisar de manera fehaciente a la Prestamista con al menos quince (15) dias de antelaci6n y, a estos efectos en caso de que la Prestataria procediera a dicha not i ficaci6n, el prestamo se considerara, l!quido, vencido y exigible. - - - - - - - - - - - - - - - - - - Las amortizaciones anticipadas, susceptibles de ser realizadas por dicha sociedad podran serlo de la totalidad del prestamo pendiente de amortizaci6n, o bien de la parte o partes que la Prestataria considere oportunas. - -- -- - - - - - - - - - - - Las entregas a cuenta del capital - amortizaciones anticipadas se aplicaran a las amortizaciones de los vencimientos previstos en el otorgando cuarto, mas alejados en el tiempo. - - - - - - - - OCTAVO. - LUGAR DE PAGO· = = = = = = = = = = Todas las cantidades que, como consecuencia de este contrato tenga que pagar la Prestataria, se ingresaran en la cuenta abierta a nombre de la Prestamista en la oficina de la entidad financiera UBER BANK sita en Oviedo (Asturias), en la Plaza de la Escandalera n• 2, c6digo !BAN ES76 2048 0000 28 34 00064170. Cualquier modificaci6n que se produzca se comunicara a la Prestataria con diez (10) dias de anticipaci6n a la fecha en que deba la misma realizar el ingreso. ------------------ NOVENO. - MANIFESTACIONES Y GARANTIAS DE STRE. - STRE manifiesta y garantiza a la SRP que: ------ fi Toda la informaci6n y especialmente, l a de caracter financ i ero, suministrada a la SRP es correcta y veraz y refleja fielmente la situaci6n de STRE, no existiendo hechos u omisiones que desvirtuen d i cha informaci6n. ------------- Asimismo, STRE , a !raves de su legal representante, manifiesta que el socio unico de STRE ha aprobado la constituci6n de la garantia hipotecaria de acuerdo con lo previsto en el art . 160 f) de la Ley de Sociedades de Capital lo que acredita en el certificado del acta de consignaci6n de decisiones del socio unico cuya copia se ha unido a la presente escritura como ANEXO II. !!.) El Balance y la Cuenta de Perdidas y Ganancias cerrados con fecha 31 de diciembre de 2018 , que se incorporan a la presente escritura como ANEXO IV, han sido elaborados de acuerdo con los principios y practicas contables generalmente aceptados en Espana , reflejando por tanto la imagen fiel del patrimonio, de la situaci6n financiera y de los resultados de la sociedad, no habiendose producido ningun camb i o sustancial adverse respecto de la situaci6n reflejada en los citados documentos hasta la presente fecha . ------ fl La Prestataria no esta en situaci6n de incumplimiento, ni el otorgamiento de la presente escritura y las garantras vinculadas supone incumplimiento, (i) de ningun contrato en el que sea parte y, especialmente, de l os pactos de financiaci6n vigentes, o (ii) de cualquier obligaci6n que le vincule par cualquier concepto que afecte desfavorablemente a su actual patrimonio. - - - - - - - - - - .Q.} No existe en la actualidad litigio, pleito , arbitraje o procedimiento de cualquier fndole, iniciado o de cuya iniciaci6n tuviera noticia la Prestataria, que pudiera afectar a su patrimonio, a su capacidad para cumplir las obligaciones y actuaciones derivadas del presente contrato o que pudieran cuestionar la validez o exigibilidad del mismo. A !al efecto, se incorpora a la presente escritura coma ANEXO V , testimonio de la Sentencia firme dictada par el Juzgado de Primera l nstancia 8 de Oviedo en el procedimiento ordinario 642 / 2016 que desestima las acciones ejercitadas contra la Prestataria y su accionista unico. ------------- e) Que el accionista t:mico de la Prestataria se ha comprometido a poner "/os medios y medidas que se estime precise implementar para que la operaci6n de prestamo 1/egue a buen fin y , en particular, se compromete a aportar a STRE /os recurses y la asistencia financiera adicional que sea precisa para asegurar la continuidad de/ Proyecto, mas al/a de su aportaci6n inicial de dos mil/ones setecientos mil euros (2.700 . 000€). ' ' - - - - - - - - - A tal efecto , se acompaiia a la presente escritura como ANEXO VI l a carta de patrocinio otorgada par el accionista (mica de STRE en la que se recogen los compromises adquiridos por este en relac i 6 n con el presente Prestamo. - - - - - - - - - - - - - - - - Todas las manifestaciones y garantias efectuadas por la

0 ) rl 0 N - ( '/' ) 0 C ) Prestataria en el presente otorgando se entienden vigentes mientras esta adeude alguna cantidad come consecuencia de la presente escritura de Prestamo. ----------------- DECIMO. - OBLIGACIONES DE LA PARTE PRESTAT ARIA. - Mientras este prestamo se encuentre parcial o totalmente en vigor, la Prestataria queda obligada a: - - - - - - - - - - - fil Destinar el importe del presente prestamo exclusivamente a la financiaci6n del Proyecto que hizo constar como objeto de su solicitud y que se recoge en el otorgando segundo de la presente escritura. - - - - - - - - - - - - - - - - - - - - - · !tl Rem i tir a la Prestamista, antes del inicio de l ejerc i cio econ6mico a que se refiera, un presupuesto de balance, cuenta de perdidas y ganancias, inversiones y tesoreria. - - - - - £1 Dentro de los tres correspondiente, envia r a meses la siguientes al Prestamista, - - trimestre referidos, acumulativamente, a cada uno de los cuatro trimestres del ejercicio, Balance de situaci6n, Cuenta de perdidas y ganancias y Balance de sumas y saldos, prevision de tesoreria, relaci6n de operaciones vinculadas, as[ come relaci6n del personal de la empresa, estado de subvenciones (si las hubiera) y grade de cumplimiento del plan de negocio y previsiones financieras que hizo constar como objeto de su solicitud, con indicaci6n expresa de las posibles desviaciones del mismo. ----------------------- Q.} Remitir a la Prestamista, dentro de los seis primeros meses de cada ejercicio, una auditoria independiente, a realizar per la persona fisica o juridica que la Prestataria designe, de las cuentas anuales de esta, aun cuando dicha entidad no tuviera obligaci6n legal de verificar sus cuentas. - - - - - - - - - - - - - - † Entregar puntualmente a la SRP toda la informaci6n general y documentaci6n que le sea requerida justificativa de la actividad de la sociedad y de su situaci6n econ6mico - financiera. ------- f} Remitir a la Prestamisla , dentro de los veinte dias siguientes a su aprobaci 6 n, copia de los certificados de los acuerdos adoptados en las reuniones de la junta general de socios o per el socio Cmico y, en caso de haberlo, del consejo de administ raci 6 n . - - - - - - - 9.l No proceder, sin el consentimiento previo, expreso y escrito, de la Prestamista, a la distribuci6n de beneficios a sus socios, al reparto entre los mismos de cantidades a cuenta de beneficios o al reintegro de las reservas voluntarias, ni a la devoluci6n a los socios de aportaciones, prestamos o cualquier otro tipo de financiaci6n realizada por los mismos hasta la fecha. ----------- !:tl No aprobar, sin el previo consentimiento, expreso y escrito, de la Prestamista, modificac i ones de su objeto social, estructura del 6rgano de administraci6n y fecha de cierre del ejercicio social, la fusion, transformaci6n o escisi6n de la sociedad . ------- ll No variar sustancialmente, s i n el previo consentimiento, expreso y escrito, de la Prestamista, la composici6n actual de su capital social ; se considera que varia sustancialmente el capital social si se produce la situaci 6 n prevista en la letra h) del otorgam i ento decimoprimero de este instrumento . ------- il Comunicar a la SRP el nacimiento de cualquier litigio, pleito, arbitraje o procedimiento de cualquier indole, de cuya iniciaci 6 n tuviera noticia la empresa, que pudiera afectar a su patrimonio . ---- . !tl No prestar fianzas, avales, prestamos u otras garantfas, ya sean patrimoniales o reales, a favor de terceros, salvo que cuente con la expresa autorizaci 6 n de la SRP . - - - - - - - - - - !l No hipotecar o dar en prenda sus bienes, ya sean muebles o inmuebles, salvo que cuente con la expresa autorizaci6n de la SRP. ml -- No vender, disponer ni gravar de cualquier forma los bienes adquiridos para el proyecto financiado con la concesi 6 n del Prestamo o bienes afectos de cualquier manera al Proyecto , ni realizar ningun acto de disposici6n sobre los derechos de propiedad intelectual y/o industrial derivados o vinculados al Proyecto, salvo que cuente con la expresa autorizaci6n de la SRP. - - - - - - - .!l.1 Mantener el domicilio social y fiscal en el Principado de Astu rias . - - - - - - - - - - - - - - - - - - - - - - - DECIMOPRIMERO . - VENCIMIENTO ANTICIPADO. -- No obstante el plazo de duraci6n pactado, la Prestamista podra declarar vencido anticipadamente el prestamo a todos los efectos legales y , en consecuencia, exigir la devoluci6n del principal vivo, mas sus intereses, y gastos, en los siguientes casos: ------ fil. - Cuando la Prestataria incumpla su obligaci6n de pagar los intereses y/o las amortizaciones de principal, en el tiempo y forma pactados en esta escritura. - - - - - - - - - - - - - - - 2). - Cuando se compruebe falseamiento en los dates de l a Prestataria, o en los documentos aportados por ella que sirvan de base a la concesi6n del Prestamo o a la vigenc i a del mismo . --- - - £1. - Cuando la Prestataria destine total o parcialmente el importe del prestamo a fines distintos de aquellos para los que se concede, debiendo justificar en todo memento su utilizaci6n para la finalidad y atenciones para las que fue solicitado y que se recogen en el otorgando segundo. ---------------- Q} . - Cuando la Prestataria no continue el negocio o explotaci6n para el que se le concede el Prestamo o cuando la Prestataria enajene su negocio o explotaci6n a terceros sin la autorizaci6n previa y escrita de la Prestamista. - - - - - - - - - - - - - fil . - Cuanto la Prestataria enajene , en una o varias veces, sus bienes, inmovilizado inmaterial, material o modifique su objeto social,

0'1 a rl N - M a - 0 N sus actividades o su naturaleza juridica de manera que i nfluya negativamente en su solvenc i a, salvo autorizaci6n expresa de la SRP. - - - - - - - - - - - - - - - - - - - - - fL: Cuando sean embargados o se produjese una ejecuci6n sobre bienes o act i ves propiedad de la empresa o si por cualquier causa, disminuya su solvencia en forma apreciable. ------ 9.1 - Cuando tras la presente fecha de formalizac i 6n del Prestamo se comprobara la existencia de perdidas que una vez aplicadas hiciesen que el patrimonio neto de la Prestataria se situe en una cantidad por debajo de la mitad de la cifra del capital social salvo que se decidieran adoptar las alternativas legalmente previstas en la Ley de Sociedades de Capital para regularizar la situaci6n - - patrimonial de la sociedad. - - - - - - - - - - - - - - b.l -- Cuando, sin el consentimiento previo y escrito Prestamista, se rebaje la participaci6n del socio de la unico (SPECIALIZED TECHNOLOGY RESOURCES INC) en el cap i tal de la Prestataria. --------------------- i Cuando la Prestataria incumpliera cualquiera de las obligaciones contraidas en virtud del presente contrato, incluso las accesorias. --------------------- i}. - Cuando, sin el consentimiento previo, expreso y escrito, de la Prestamista, proceda la Prestataria a la distribuci6n de beneficios a sus socios o al reparto entre los mismos de cantidades a cuenta de beneficios o al reintegro de las reservas voluntarias o a la devoluci6n a los socios de aportaciones, prestamos o cualquier otro lipo de financiaci6n realizada por los mismos hasta la fecha. ------ k). - Sise pretendiera per la Prestataria acordar la disoluci6n y/o liquidaci6n, la fusion, transformaci6n o escisi6n de la misma. la modificaci6n de su objeto social actual, la estructura del 6rgano de administraci6n o la fecha de cierre del ejercicio social sin el consentimiento previo, expreso y escrito, de la Prestam i sta. -------- ]l. - Sise acreditase la falta de veracidad de las Manifestaciones y Garantias expresadas per la Prestataria recogidas en el Otorgando Novene de la presente escritura. ------------- !!!.}. - Si se acreditase e l incumplimiento per parte de la Prestataria de cualquiera de las obligaciones que le corresponden en virtud del Otorgando Decimo de la presente escritura. - - - - - !ll Si la Prestataria realizase operaciones vinculadas de cualquier tipo que no estuviesen retribu i das a precios de mercado . A estos efectos se consideran operaciones v i ncu l adas las recogidas en el artlculo 18 de la Ley 27/2014, de 27 de noviembre, del lmpuesto sobre Sociedades, o norma que lo sustituya en cada memento. ----- fj) La falta de inscripci6n registral de la hipoteca conslituida en virtud de la presente escritura. - - - - - - - - - - - - - -

No obstante todo lo anterior, las partes acuerdan conceder un plazo de quince d i as naturales para la subsanaci6n de cualquiera de los hechos detallados en los apartados anteriores, transcurridos los cuales sin ser subsanados, el Prestamo podra ser declarado vencido . - - - - - - - - - - - - - - - DECIMOSEGUNDO. - HIPOTECA - - - 12.1 CONSTITUCION DE HIPOTECA - - - - - - - - - - - - - - - - - - - Sin perjuicio de la responsabilidad personal e ilirnitada de la Prestataria y de las otras garantias otorgadas en virtud del presente Prestamo, la Prestataria constituye hipoteca a favor de la SOCIEDAD REGIONAL DE PROMOCION DEL PRINCIPADO DE ASTURIAS, SOCIEDAD ANONIMA, que la acepta, sobre la finca que a continuacion se describe, para asegurar el cumplimiento de las obligaciones contraidas en la presente escritura, respondiendo de la (i) devolucion del capital del Prestamo (2.000.000€), en la forma y plazos convenidos y, ademas, (ii) del pago de las intereses remuneratorios de cuatro anualidades al tipo del tres con setenta y uno por ciento (3,71%) (296.800€); (iii) del pago de los intereses de demora de una anualidad, convenidos en la estipulacion Sexta, al tipo del 10% nomina l anual (200.000€); (iv) del pago de las costas procesales limitandose hipotecariamente esta responsabilidad a una cantidad maxima i gual al 20% del capital del Prestamo (400.000€) (en adelante, las " Obligaciones Garantizadas") . ------- La responsabilidad max i ma hipotecaria asciende a un total de DOS MILLONES OCHOCIENTOS NOVENTA Y SEIS M I L OCHOCIENTOS EUROS ( 2 . 896 . 800 , 0 0 €) . - - - - - - - DESCRIPCION DE LA FINCA QUE SE HIPOTECA: -- La finca (en adelante, la "Finca") que aqul se hipoteca es Finca registral numero 25 . 846 (CRU 33028000394835 ) inscrita en el Registro de la Propiedad numero 2 de Oviedo, tomo 2876 , libro 362 , folio 211, que seguidamente se describe : - - - - - - - - - - Urbana. Parcefa numero veintisiete - treinta y siete, agrupadas del Parque Tecnologico de Asturias , en Silvota, concejo de Llanera, de una extension superficial de veintisiete mil doscientos cuarenta y ocho metros cuadrados de extension superficial, que linda al Nor Este, con zona verde de servicios que la separa de la calle Secundaria 3 ; al Sur - Este, con zona verde de serv i cios que la separa de la calle Anillo 2 desde la que tiene su acceso; al Sur Oeste, con ta zona verde de servicios que la separa de la calle Secundaria 1; y al Nor - Oeste, con zona verde de servicio que la separa de la calle terciaria desde la que tambien tiene acceso. Tiene una cuota de participacion en la conservaci6n y mantenimiento, en las obras de urbanizacion, dotaciones e instalaciones de los servicios generales del Parque Tecnologico de

O' ) rl 0 N - rr , 0 - ,.. ., Asturias de nueve enteros, treinta y tres centesimas por ciento. ----- Dentro de esta finca se ha construido: nave industria l , que ocupa un area de parcela edificada de cuatro mil quinientos setenta y cinco metros cuadrados y que tiene una superficie total construida de cinco mil trescientos cincuenta metros cuadrados, desarrollada en una planta el area industrial, y en dos plantas el area de oficinas . Linda por todos sus !ados con la parcela donde esta enclavada, que se destina, en la superficie no edificada, a aparcamientos y zonas verdes. - - - - - - - - - - - - - - - - - - - - - - - Referencia catastral: Segun cert i ficaci6n descriptiva y grafica, aportada por STRE que incorporo a la presente como ANEXO VII, la finca tiene l a siguiente 1717301TP7111N0001EY - - - - - referencia - - - - - catastral: - - - Titulo: Escritura de compraventa otorgada ante el Notario de Posada de Llanera, D. Jose Alfonso Garc i a Alvarez, el dia 30 de enero de 2008, bajo el numero 71 de su orden de protocolo. -------- lnscripci6n: Finca registral numero 25.846 ( CRU 33028000394835) inscrita en el Registro de la Propiedad numero 2 de Oviedo, tome 2876, libro 362, folio 211. - - - - - - - - Situacion arrendaticia: Libre de arrendatarios y ocupantes, segun manifiesta la parte hipotecante. - - - - - - - - - - - - Cargas: F i gura inscrito un derecho de tanteo y retracta, as i come una condici6n resolutoria a favor del Principado de Asturias. Asimismo, figuran inscritas en el apartado de cargas los derechos y obligaciones de la matriz. - - - - - - - - - - - - - - - - En este acto, la parte hipotecante se compramete a realizar los tramites necesarios ante los organismos que procedan para la cancelaci6n del derecha de tantea y retracto asi coma de la condici6n resolutoria indicada al no encontrarse dichas cargas vigentes. ----------------------- Yo, el Notario, de canformidad con lo establecido en el art. 175.1 del vigente Reglamento Notarial, he solicitada y obtenido informaci6n del Registro de la Propiedad numero 2 de Oviedo, sabre la descripci6n de la finca objeto de esta escritura, su titularidad y cargas, resultado de la misma que se encuentra inscrita a nombre de la parte hipotecante y que figuran las citadas cargas sabre la misma, para que forme parte integrante de la misma , la informaci6n suministrada por el Registro. --------------- CARACTER INDIVISIBLE DE LA HIPOTECA. PLAZO ------- La Hipoteca se constituye con el caracter de i ndivisible, de tal forma que el Hipotecante solo podra pretender la extinci6n de la Hipoteca una vez que hayan s i de integramente sat i sfechas o de cualquier atra mode, fntegramente canceladas todas las Obligacianes Garantizadas . ----------------

EXTENSION DE LA HIPOTECA - - - - - - - - La Hipoteca sera extensiva a cuanto determinan los arts . 334 del C 6 digo Civil y 109 y 110 de la Ley Hipotecaria, y, ademas, a los frutos, rentas y muebles a que se refiere el art . 111 de la misma y a las obras y mejoras que existan o en adelante se realicen en las fincas hipotecadas incluso las edificaciones levantadas donde antes no las hubiera, excepto en los casos en que las haya costeado un tercer poseedor, conforme a lo establecido en el articulo 112 de la Ley Hipotecaria, asf como, en general, a cuanto sea anejo o accesorio a las fincas hipotecadas, material o juridicamente. -------- OBLIGACIONES DEL HIPOTECANTE EN RELACION A LA FINCA - - - - - - - - - - - - - - - - - - - - Mientras no este totalmente reembolsado e l Prestamo, el Hipotecante queda obligado a: = = = = = = = = = = = = = = - A) Conservar como un diligente padre de familia la Finca que se hipoteca en la presente escritura, hacienda en ella las obras y reparaciones necesarias para su conservaci6n, a fin de que no disminuya su valor, comprometiendose, ademas, a poner en conocimiento del Acreedor Hipotecario, dentro del termino de un mes, todos los menoscabos que sufran por cualquier causa o cuanto la haga desmerecer de valor o ponga en duda o le prive de su derecho de propiedad. ----------------- EI importe de las indemnizaciones que pudiera percibir la parte prestataria por expropiaci6n forzosa, podra aplicarse, a voluntad del Acreedor Hipotecario, al pago de los debitos dimanantes del Prestamo, aunque no esten vencidos. - - - - - - - - - - - B) Mantenerse al corriente en el pago de toda clase de tributos, i mpuestos y gastos que corresponda satisfacer por la Finca hipotecada y de cualquier deuda por creditos que puedan resultar preferentes a esta h i poteca. - - - - - - - - - - - - - - C) Tener asegurada de incendios y otros danos por todo el tiempo de duraci6n del Prestamo la finca hipotecada y a mantenerse al corriente de las primas de seguro y en caso de siniestro, la Hipotecante hace desde ahora cesi6n formal al Acreedor Hipotecario de las i ndemnizaciones que por el capital asegurado o por cualquier otro concepto deba satisfacer la compania aseguradora, hasta el montante de los debitos dimanantes del Prestamo, de tal forma que el Acreedor Hipotecario podra percibir directamente la indemnizaci6n para aplicarla al pago total o parc i al de dicho Prestamo. ----- Asim i smo, e l Hipotecante se compromete a entregar a la SRP una copia de la p61iza de seguro que suscr i ba o tenga suscrita asi como los recibos que acrediten el pago puntual de cada una de las primas que se le vayan girando por raz6n de dicho seguro. --- E) lnscribir la Hipoteca en el Registro de la Propiedad

( j ) , - I 0 N - rt ) competente. - - - - - - - - - - - - - - - - - - - - Sin pe uicio de lo anterior, el Hipotecante apodera expresa e irrevocablemente al Acreedor Hipotecario para que, por medio de la persona que designe, pueda : --------------- 1). - Encargar por cuenta del Hipotecante la realizaci6n de las tram i tes necesarios para la inscripci6n en el Registro de la Propiedad de la presente escritura y de los documentos previos y complementarios que fueren precisos a !al fin, actuando el Acreedor Hipotecario en dicho encargo como mero intermediario entre el Hipotecante y la sociedad o profesional que se vaya a ocupar de dichos tramites, no asumiendo e l Acreedor Hipotecario responsabilidad alguna. - - - - - - - - - - - - - - - - - 2). - Otorgar cuanlos documentos , publicos y privados, de subsanaci 6 n, aclaraci 6 n, rectificaci 6 n o complemento de la presente Escritura de Hipoteca sean necesarios a fin de que la misma quede inscrita en el Registro de la Propiedad correspondiente, de acuerdo con la cal i ficaci 6 n que al efecto haya sido emitida par el mencionado Registro de la Propiedad. ---------------- 3). - Realizar las tramites necesarios al objelo de practicar las liquidaciones de impuestos que se devenguen del presente otorgamiento y la referida inscripci6n, bien directamente, o bien encargando, a su elecci6n, dichas gestiones a terceros. ---- EJECUCION DE LA HIPOTECA - - - - - - - - - EI Acreedor Hipotecario estara autorizado para ejecutar la Hipoteca, en el caso de que se produzca un incumplimiento, total o parcial, de cualquiera de las Obligaciones Garantizadas, o cualquiera de las causas de vencimiento anticipado previslas en e l Prestamo (en ade l ante, "Supuesto de Ejecuci 6 n") . Los intervinientes acuerdan que la notificaci6n al Hipotecante de la exislencia de un Supuesto de Ejecuci6n, sera suficiente para iniciar las procedimientos de ejecuci6n de la Hipoteca. - - - - - - - - En caso de que se produzca un Supuesto de Ejecuci6n, e l Acreedor Hipotecario, podra hacer uso, a los efectos de ejecuc i 6n de esta Hipoteca, de cualquiera de los procedimientos legales existentes, incluyendo, sin l i mitaci6n, tanto las judicia l es come los extrajudiciales referidos en las artlculos 234 y 235 del Reglamento Hipotecario, incluyendo el procedimiento judicial regulado por el artfculo 129 de la Ley Hipotecaria (que se remite al Capftulo V de l Tftulo IV del Libro Ill de la Ley de Enjuic i amiento Civil), el proced i miento especial ejecutivo para exigir el pago de deudas garantizadas por hipoteca establecido en los articulos 681 a 698 de la Ley de Enjuiciamiento Civil y el procedimiento ordinar i o. - - - - - En particular, se pacta que el Acreedor Hipotecario podra enajenar las Finca por medio de convenio de realizaci6n o a !raves 0 - - - : -- .. I de persona o entidad especializada tal y como se regula en las Secciones 3• y 4• del Cap i lulo IV del Titulo IV del Libro Ill de la Ley de En j uiciamiento Civil, y el Hipotecante, por la presente, da su consentim i ento a la utilizaci6n de tales mecanismos de realizaci6n si fuera requerido por el Acreedor Hipotecario . --------- E l ejercicio de uno de los anter i ores procedimientos no s i gnificara la renuncia al derecho a ejerc i tar mas adelante cualquier otro procedimiento . - - - - - - - - - - - - - - - - - Por la presente , el Hipotecante nombra al Acreedor Hipotecario como su representante autorizado para e l caso de que el Hipotecante no comparezca en e l procedim i ento correspondiente. --- - ------------ -- ----- E JECUCION JUDICIAL. - - - - - - - - - - - - El Acreedor Hipotecario, ademas de l a acc i 6 n personal o cualquier otra que sea procedente , podra ejecutar la hipoteca por cualquiera de los procedimientos de ejecuc i 6 n judicial establecidos en los artic u los 681 y siguientes de la Ley de Enjuiciamiento Civil y concordantes . Se designa como domicilio de la Hipotecante para la practica de aquellos requerimientos y notificaciones que resulten necesarias y oportunas en virtud de la presente Hipoteca, el silo en Parque Tecnol6gico de Asturias, 27 - 37 , en Cayes en el municipio de Llanera , provincia de Asturias (33 . 428) y de l Ac r eedor Hipotecario , el que figura senalado en el encabezamiento de la presente escritura y tasan la finca hipotecada a efectos de primera subasta en TRES MILLONES CUATROC I ENTOS CUARENTA Y CUATRO MIL SETECIENTOS OCHENTA Y CUATRO EUROS CON QUINCE CENTIMOS ( 3 . 444 . 784 , 15 £ ) segun consta en el certificado de tasaci 6 n expedido por enlidad de tasaci 6 n homologada, que se adjunta como ANEXO VIII . - - - - - - - - - - - - - - - La part e hipotecant e confiere su representaci6n irrevocablemente en favor de la parte acreedora , para que actue como mandatar i a en caso de venta . Para just i ficar el saldo deudor , bastara una certificaci6n expedida por el Acreedor Hipotecario en la qu e se fije con arreglo a su contabilidad la deuda pendiente en cada momento. --------------------- La parte hipotecante confiere al Acreedor Hipotecario tambien la posesi 6 n y adminislraci 6 n i nterina de la finca hipotecada para el supuesto prevenido en el art i cu l o 690 de l a Ley de Enjuiciam i ento Civil, pudiendo cobrar renta s vencidas y no satisfechas y los frutos , rentas y productos posteriores , pudiendo delegar en terceros l as fun c iones de esta administraci6n . - - - - - - - - - - - - - Cualquier cambio de domicilio debera ser not i ficado al Acreedor Hipotecario y, entre tanto no se haga, sera domicilio a los efectos el aquf sena l ado; todo ello sin perjuicio de lo d i spuesto el art. 683 de la

Ley de Enjuiciamiento Civil. -------------- EJECUCION EXTRAJUDICIAL. - - - - - - - - - Podra igualmente el Acreedor Hipotecario ejecutar la hipoteca per el procedimiento extrajudicial regulado en los articulos 234 y siguientes del Reglamento Hipotecario, a cuyo efecto se valora la finca para subasta, se fija el domicilio de la parte hipotecante para notificaciones y requerimientos y se detem1inara la deuda, en los mismos terminos que se sei'ialan para la ejecucion judicial. ---------------------- Se designa come mandatario para otorgar en su dia la escritura de venta en representaci6n de la parte hipotecante al Acreedor Hipotecario. - - - - - - - - - - - - - - - - - - - La competencia notarial sera la de Llanera. ------ DECIMOTERCERO. - ACCION EJECUTIVA ----- Para el ejercicio de la acci6n ejecutiva, sera titulo bastante, sin necesidad de mandamiento judicial alguno ni de citaci6n de la Prestataria, y sin necesidad de cualquier otra forma de comunicaci6n, copia autorizada de la presente escritura publica. La Prestataria autoriza expresamente a la Prestamista, desde ahora, a solicitar, per si sola, la expedici6n de segundas y posteriores copias de la presente escritura a los efectos del numero uno del articulo 517 de la Ley de Enjuiciamiento Civil. ------------- Al objeto de la determinaci6n de la suma debida, se hace constar que las cantidades que la Prestataria reintegre a la Prestamista para la amortizaci6n del prestamo se abonaran come minoraci6n del capital de este, segun lo pactado, y la diferencia, en su case o la total i dad del capital prestado y no reembolsado, mas los correspondientes intereses devengados y com i siones producidas, calculados exclusivamente per la Prestamista, constituiran el saldo ejecutivamente exigible, aceptando irrevocablemente la Prestataria desde el presente memento, esta formula de determinaci6n del saldo deudor a fin de considerar liquida y exigible, de conformidad con lo dispuesto en el articulo 572 de la Ley de Enjuiciamiento C i vil y concordantes, la suma reclamable ejecutivamente. ------- DECIMOCUARTO. - CESION O VENTA DEL CREDITO ------ La parte Prestataria renuncia al derecho de notificaci6n individual en el supuesto de que la Prestamista hiciera cesi6n o venta de lode o parte del credito o de las acciones derivadas del mismo. ----------------------- DECIMOQUINTO. - DOMICILIOS -------- Las partes convienen expresamente que toda notificaci6n, comunicaci6n, solicitud o requerimiento entre la Prestataria y la Prestamista, en relaci6n con el presente Prestamo podra efectuarse per carta certificada con acuse de recibo y/o fax, y/o correo 0 ) rl 0 N - p CV)

electr6nico y/o cualquier otro medio que permita dejar constancia de su env i o y / o re c epci6n . A efectos de recepci6n de notificaciones , se designan los siguientes domicilios : - - - - - - - - - - - - - - Las dirigidas a la Prestamista: - - - - - - - - - - - Dom i cil i o : Llanera (Asturias), CP 33428 , Edificio lDEPA, Parque Tecnol6gico de Asturias . - - - - - - - - - - - - - - - - e - ma i l : srp@srp.es - - - - - - - - - - - - - - - - - Las d i rigidas a la Prestataria - - - - - - - - - - - - Domicilio : Parque Tecnol6gico de Astur i as , 27 - 37, en Cayes en el munic i pio de Llanera, Asturias (33.428) . - - - - - - - - e - mail : Dav i d . Espina@stresp.com ---------- Cualquier modificaci6n en los domicilios seiialados en esta escritura no tendra ningun efecto mientras no haya sido notificada de manera fehaciente a la Prestataria , o a la Prestamista segun sea e l caso , con una anlelaci6n minima de cinco (5) dias . ------- D ECIMOQUINTO . - PACTO DE CONFIDENCIALIDAD Y RESERVA DE USO . - - - - - - - - - - - - - - - Las partes acuerdan mantener secreto el contenido del presente documento y la informaci6n que obtengan derivada del cumplimiento de las obligaciones contraidas en el mismo , no divulgando por medio alguno a terceros la totalidad o parte de dicha informaci6n o clausulado, absleniendose de hacer uso de todo ello, cualqu i era que sea el prop6sito en sus relaciones con terceros , salvo que rnedie autorizaci6n de la otra parte . --- - - - - - -- - - - - El compromiso establecido en el parrafo precedente se hace e x tensiv o a las personas sean o no empleados de las partes, que , por prestar servicios para alguno de los contratantes, hayan tenido o tengan conocimiento del contenido def presente documento o de la informac i 6 n obtenida del cumplimiento del mismo ; a tal efecto , las partes afectadas estan obligadas a exigir de las personas por ellas contra t adas el sometimiento escrito a l os term i nos del presen t e pacto de confidencialidad y reserva de uso , en cuyo caso no tendran l a consideraci6n de lerceros a los efectos def parrafo precedente. -- - Los compromisos pactados por virtud del presente otorgan no son de aplicaci6n con la informaci6n que , a requerimiento de una autoridad judicial o administrativa, un contratante este jurfdicamente obligado a suministrar . ---------------- DECIMOSEXTO. - NOMBRE COMERCIAL Y PAGINA WEB DE LA SRP . - - - - - - - - - - - - - - - - - La Prestataria, con el Onico fin de indicar que ha recibido financiaci6n de la SRP para la ejecuci6n de sus proyectos , podra insertar tanto en su sitio web como en sus documentos promocionales la denominaci6n "SRP SOCIEDAD REGIONAL DE PROMOCION DEL PRINCIPADO DE ASTURIAS" asi como el logotipo asociado a la misma, que integran el nombre comercia l lilularidad de la SRP inscrito en la Oficina Espanola de Patentes y Marcas (OEPM) con la referencia N0276167 (X). ------- A tal efecto, y unicamente para la finalidad indicada en el parrafo anterior y para su uso a traves de medios indicados en el mismo, la SRP licencia a la Prestataria, que acepta, de forma no exclusiva y sin posibilidad de cesi6n a terceros, el uso del nombre comercial antes identificado. Dicha licencia se concede para el territorio mundial y unicamente durante el periodo de tiempo en que encuentre vigente el presente contrato. En este sentido, la licencia concedida se resolvera y quedara sin efecto cuando se extinga el presente contrato o cuando, por cualquier causa, se resuelva aunque sea de forma anticipada . - - - - - - - - - - - - - Asimismo, la SRP autoriza a la Prestataria para que introduzca en su sitio web un enlace al dominio titularidad de la SRP (www . srp . es) . La SRP podra revocar la autorizaci 6 n concedida en cualquier momento y sin motivo alguno . ----------- DECIMOSEPTIMO. - POLITIC A D E PREVENCIO N DE DELITOS DE LA SRP. = = = = = = = = = = = = = = STRE es informada de que la SRP cuenta con una polftica de prevenci6n de delitos, resultado de su compromise fundamental de cumplir en su actuaci6n y en sus relaciones con terceros todas las leyes que resulten aplicables. - - - - - - - - - - - - - - Dicha politica de prevenci6n de delitos se encuentra integrada, entre otros, por el Modelo de Prevenci6n y Detecci6n de Delitos (del que forma parte el C6digo de Conducta de la sociedad, disponible en la pagina web de SRP: www .srp . es), en el que se recogen una serie de politicas especlficas a seguir por el personal, directives y administradores de SRP. La Prestataria es informada de que la SRP actuara, en todo caso, dando cumplimiento al referido Modelo de Prevenci6n y Detecci6n de Delitos y adoptando aquellas medidas exigidas por el mismo en su relaci6n con la propia Prestataria y con terceros. La Prestataria se compromete a respetar los principios eticos y de prevenci6n de de l itos adoptados por SRP. - - - - - - DECIMOCTAVO. - TRATAMIENTO DATOS PERSONALES. - - - - - - - INFORMATICO - - - - - - DE - 18.1 Tratamiento de datos personales realizado por la SOCIEDAD REGIONAL DE PROMOCION DEL PRINCIPADO DE ASTURIAS, S.A. - - - - - - - - - - - - - - - - - De acuerdo con lo dispuesto en la normativa vigente en materia de protecci6n de datos de caracter personal, los datos de representantes o personas de contacto en las partes o facilitadas entre ellas con motivo de su ejecuci 6 n seran tratados por la SRP en los !ermines que, a continuaci 6 n, se indican : --------- e n rl 0 N - rn

a) ldentificaci6n del Responsable del Tratamiento. - El Responsable del Tratamiento de estos datos es la SRP . --- b} Finalidades y base legal del tratamiento de las datos personales . - Los datos seran tratados para el desarrollo , cumplimiento y control de este contrato. --------- La base juridica de dichos tratamientos es la ejecuci6n del presente contrato . ------------------ cDatos personales de terceras personas . - En el contexto de los tratamientos descritos en el apartado anterior, es posible que las datos no sean facilitados directamente par sus titu l ares sino par la empresa en la que trabajan. En tal caso, es responsabilidad de dicha entidad informar de esta circunstancia a los interesados cuyos datos sean cedidos a la SRP asi como, en caso de ser necesario , obtener su consentimiento para suministrar dicha informaci6n . ----- dComunicaciones de dates . - Los datos no se comunicaran a terceros , salvo que exista obligaci6n legal. --------- ePlazo de conservaci6n. - Los datos se conservaran durante el t i empo necesario para cumplir con las finalidades para las que se recabaron y para determinar las posibles responsabilidades que para la SRP se pudieran derivar de dichas finalidades y del tratamiento de las mismos. -------------------- f) Derechos de protecci6n de datos . - Los titulares de los datos podran ejercitar ante la SRP. - - - - - - - - - - - - - - - i . El derecho de acceso a los Datos Personales , para saber cuales estan siendo objeto de tratamiento y las operaciones de tratamiento llevadas a cabo con ellos ; i i. El derecho de rectificaci6n de cualquier Dato Personal inexacto; - - - - - - - - - - - - - - - - - - - - - iii. El derecho de supresi6n de sus Dates Personales; - - - - iv . Cuando la base legal para e l tratamiento sea su consentimiento, podra hacer ejercicio del derecho a retirar dicho consentimiento en cualquier momenta; ------------ vDerecho a recibir las Datos Personales que haya facilitado a la SRP en un formate estructurado , de use comun y lectura mecanica, ya transmitir los datos a otro responsable del tratamiento cuando e l tratamiento se efectue por medics automatizados y la base legal del tratamiento sea el consentimiento expreso del i nteresado o la ejecuci6n de un contrato ; - - - - - - - - - - vi . Derecho de oposici 6 n al tratamiento de los Datos Personales, el cual sera ejercitable, en cualquier memento, por motives relacionados con su situaci 6 n personal , cuando el tratamiento este basado en intereses legltimos de la SRP. - - - - EI ejercicio de estos derechos se efectuara dirigiendose personalmente o por escrito a la SRP. ------------ . J

m .. - i a N - ( 'I' ) a ci' N Los titulares de los datos tambien tendran derecho a presentar una reclamaci6n ante la Agencia Espanola de Prolecci6n de Datos s i consideran que se ha cometido una infracci6n de la legislaci6n en materia de protecci6n de datos respecto al tratamiento de sus datos personales. --------------------- 18.2 Tratam i ento de datos personales realizado por SPECIALIZED TECHNOLOGY. ----------- De acuerdo con lo dispuesto en la normativa vigente en materia de protecci6n de datos de caracter personal, los datos de representantes o personas de contacto en las partes o facilitadas entre ellas con motivo de su ejecuci6n seran tratados par SPECIALIZED TECHNOLOGY en las terminos que, a continuaci6n, se indican: - - - - - - - - - - - - - - - - - - - - - a) ldentificaci6n del Responsable del Tratamiento. - El Responsable del Tratamiento de estos datos es SPECIALIZED TECHNOLOGY. - - - - - - - - - - - - - - - b) Finalidades y base legal del tralamiento de los datos personales. - Los datos seran tratados para el desarrollo, cumplimiento y control de este contrato. --------- La base juridica de dichos tratamientos es la ejecuci6n de! presente contrato. - - - - - - - - - - - - - - - - - - - c) Datos personales de terceras personas. - En el contexto de los tratam i entos descritos en el apartado anterior, es posible que los datos no sean fac i litados directamente par sus titulares sino por la empresa en la que trabajan. En tal caso, es responsabilidad de dicha enlidad informar de esta circunstancia a las interesados cuyos datos sean cedidos a SPECIALIZED TECHNOLOGY asi como, en caso de ser necesario, obtener su consentimiento para suministrar dicha informaci6n. - - - - - - - - - - - - - -- - - - - - - - d) Comunicaciones de datos. - Los datos no se comunicaran a terceros, salvo que exista obligaci6n legal. - - - - - - - - - - e) Plaza de conservaci6n. - Los datos se conservaran durante el tiempo necesario para cumplir con las finalidades para las que se recabaron y para determinar las posibles responsabilidades que para STRE se pudieran derivar de dichas finalidades y del tratamiento de las mismos. - - - - - - - - - - - - - - - - - - - - - f) Derechos de protecci6n de datos. - Los titulares de los datos podran ejercitarante STRE: - - - - - - - - - - - - - - i. El derecho de acceso a los Datos Personales, para saber cuales estan siendo objeto de tratamiento y las operaciones de tratamiento llevadas a cabo con ellos; - - - - - - - - - - - ii. E l derecho de rectificaci6n de cualquier Dato Personal inexacto; - - - - - - - - - - - - - - - - - - - - - - iii. El derecho de supresi6n de sus Datos Personales; ---

iv. Cuando la base legal para el tratamiento sea su consentimiento , podra hacer ejercicio del derecho a retirar dicho consentimiento en cualquier momento; ----------- v.Derecho a recibir los Dalos Personales que haya facilitado a STRE en un formalo estructurado, de uso comun y lectura mecanica , y a transmitir los datos a otro responsable del tratamiento cuando el tratamiento se efectue por medics automatizados y la base legal de! tratamiento sea el consentimiento expreso del interesado o la ejecuci6n de un contrato; ---------------- vi Derecho de oposic i 6n al tratamiento de los Datos Personales , el cual sera ejercitable , en cualquier memento, por motives relacionados con su situaci6n personal, cuando el tratamiento este basado en intereses legitimos de STRE. ---- E ejercicio de estos derechos se efectuara dirigiendose personalmente o por escrito a STR E . ------------ Los titulares de los datos tambien tendran derecho a presentar una reclamaci6n ante la Agencia Espanola de Protecci6n de Datos si consideran que se ha cometido una infracc i 6n de la legislaci6n en materia de protecci6n de datos respecto al tratamiento de sus datos personales. --------------------- D ECIMONOVENO. - GASTOS . - - - - - - - - - Seran de la exclusiva cuenta de la parte Prestataria cuantos gastos y tributes, actuales o futures, se deriven de! otorgamiento, inscripci 6 n y ejecuci 6 n de esta escritura, asi como los que se causen por exigir el cumplimiento de! Prestamo o de cualquiera de sus obligaciones , incluidos honoraries de Letrado y Procurador, aunque su intervenci 6 n sea potestativa . - - - - - - - - - - - - - La Prestamista podra adelantar todos o cualquiera de los precedentes gastos y/o tributes, devengando estos a favor de la misma intereses de demora al lipo pactado como si de deuda principal se tratara, a partir de la fecha en que sean reclamados. ---- VIGESIMO. - FUERO. - - - - - - - - - - - - Para el ejercicio de cuantas acciones se deriven del presente contrato, los comparecientes, con renuncia de su fuero propio, si lo tuvieren, se someten expresamente a la competencia de los juzgados y tribunales de Oviedo (Asturias, Espana) . - - - - - - REMIS16N TELEMATICA. - Sin perjuicio del caracter de presentante de! Notario autorizante, de conformidad con el art. 112.1 de la Ley 24 / 2 . 001 de 27 de diciembre, el artlculo 249 de! Reglamento Notarial, y la Resoluci 6 n de la DGRN de 4 de junio de 2 . 007 , y de la obligaci 6 n de! Sr . Registrador de remitir al Notario las comunicaciones previstas por el articulo 112 . 4 de la citada Ley 24 / 2001 , los otorgantes : - - - - - - - - - - - - - - - a) Designan como representante al Notario autorizante, con

CJ ) . - I 0 N - f'l1 0 domicilio en Lugones, calle Pasaje del Parque, numero 23, bajo, concejo de Siero, C.P. 33420, Asturias. - - - - - - - - - - - b) Y confieren mandato y en cuanto Fuere preciso poder expreso al representante nombrado para que, ateniendose al contenido de esta clausula, efectue cuantos tramites fueren precises hasta obtener la inscripci6n del presente tftulo en el Registro de la Propiedad, yen especial, para la liquidaci6n telematica o en soporte papel del mismo, la acreditaci6n ante el Registro del page de! impuesto, de forma presencial o telematica, la recepci6n de notificaciones en el domicilio indicado bajo la letra a) anterior, y la aportaci6n del traslado a papel del mismo, expedido por el Notario autorizante, para la consignaci6n de la nota de despacho por e l Registro competente, sin perjuicio siempre de lo dispuesto por el articulo 112 citado, sobre notificaci6n al Notario autorizante. -------- A los efectos previstos en la Ley Organica de Protecci6n de Datos, y las Ordenes de la Comunidad Aut6noma reguladoras del page telematico de impuestos, los otorgantes autorizan a la Administraci6n Tributaria, a los efectos previstos en el articulo 112 de la Ley 24/2.001, la remisi6n al Notario autorizante del justificante del pago del impuesto. - - - - - - - - - - - - - - - - - La copia autorizada electr6nica se expedira por el Notario autorizante, conforme al art. 17 bis 5 de la Ley de 28 de Mayo de 1862, del Notariado y al art. 224 del Reglamento Notarial, con la Onica y exclusiva finalidad de su remisi6n al Registro de la Propiedad, a efectos causar el asiento de presentaci6n y posterior inscripci6n del negocio con trascendencia real formalizado. ---- OTORGAMIENTO Y AUTORIZACION ------- As i lo dicen y otorgan, Jes seriores comparecientes, a quienes hice verbalmente las reservas y advertencias legales, en especial las fiscales, el plazo de presentaci6n a la Oficina Liquidadora, las responsabilidades de su omisi6n. ------------- ldentifico a los seriores compareciente por la fotografia de sus documentos de identidad antes consignados, y constan sus circunstancias personales de sus manifestaciones, quienes quedan informados de lo siguiente: ---------------- - Sus dates personales seran objeto de tratamiento en esta Notaria, Jes cuales son necesarios para el cumplimiento de las obligaciones legales del ejercicio de la funci6n publica notarial, conforme a lo previsto en la normativa prevista en la legislaci6n notarial, de prevenci 6 n del blanqueo de capitales, tributaria y, en su case, sustantiva que resulte aplicable al acto o negocio juridico documenlado . Por tanto, la comunicaci 6 n de los datos personales es un requisite legal, encontrandose el otorgante obligado a facilitar los dates personales, y estando i nformado de que la consecuencia de - O N - Cro - 0 N :5 w ' Q ) 0::: Q) Cl) • - 1 - •W 00 - C. J 0 :::::> •Q) C) - .:I' (I) c z It) -- 0 z 0 C o I u Q ) w t5 0::: - 6 LL ..,11 - <

no facilitar tales datos es que no seria posible auto r izar o intervenir el presente documento publi c o . Sus datos se conservaran con ca r acter confidenc i al . - - - - - - - - - - - - - - - - - - - La final i dad del tratamiento de los datos es realizar la formalizaci 6 n del presente documento , su facturaci 6 n y seguimiento p osterior y l a s funciones propias de la actividad notarial de obligado cump l imiento , de las que pueden derivarse la e x istencia de decisiones automatizadas, autorizadas por la Ley, adoptadas por las Administraciones Publicas y entidades cesionar i as autorizadas por Ley , incluida la elaboraci6n de perfiles, cuya l6gica apl i cada es la prevenci6n e in v est i gaci6n por las autoridades competen t es del blanqueo de capitales y la financiaci6n del terrorismo. - - - - - - - Se realizaran las cesiones de dichos datos que sean de obligado cumplimiento a las Administraciones Publicas , a las entidades y sujetos que estipule la Ley y , en su caso , al Notario que suceda al actual en la plaza. - - - - - - - - - - - - - - - - Los datos proporcionados se conservaran durante los anos necesarios para cumplir c on las obligaciones legales del Notario o quien le sustituya . - - -- - - Puede ejercitar sus dere c hos de acceso , rectificaci6n, supresi6n , l i mitaci6n , portabilidad y opos i ci6n al tratamiento por correo postal ante la Notarfa autorizante, sita en cl Pasaje del Parque N ƒ 23 bajo, 33420 Lugones, concejo de Siero (Asturias). Asimismo tiene el derecho a presentar una rec l amaci6n ante una autoridad de contro l. - - - - - - - - - - - - - - - - - - Los datos seran tratados y protegidos segun la Legislaci6n Notar i al , la Ley Organ i ca 15 / 1999 de 13 de diciembre de Prolecci6n de Datos de Caracter Personal (o la Ley que la sustituya) y su normaliva de desarrollo, y el Reglamento (UE) 2016 / 679 del Parlamento europeo y del Conse j o de 27 de abril de 2016 relativo a la protecci6n de las personas fis i cas en lo que respecta al tratamiento de datos personales y a la libre circulaci6n de estos datos y por el que se deroga la Directiva 95 / 46 / CE . ------ Leo en alta voz esta escritura par renuncia que los comparecientes hicieron de su derecho a leerla por si la aprueban y firman conmigo el Notario , que doy fe de estar debidamente identificados , de que a mi juic i o t i enen capacidad y legitimaci6n para este aclo , que el consentim i ento ha sido libremente prestado, de que el otorgamiento se adecua a la legalidad y a la voluntad de todo lo debidamente informada de los intervinientes , y consignado en este instrumento publico e x tendido en veinticinco folios de papel timbrado, ser i e EJ , numeros 1616173 y las veinticuatro s i guientesen orden correlativo ascendente , doy fe . ----- Estan las firmas de los comparec i entes. - SIGNAOO . - INMACULADA

8 C s m :: 0 rn z C 8 rn r OJ 0 rn )> 5 z ·, ;o C ; O o J 8 rn - < rn r m s;: 8 ff> ALFREDO SUAREZ DiAZ Traductor - lnterprete Jurado de I NGLES N ƒ 5408 20/03/2019